UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report September 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	—	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	—	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPFX	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	—	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	—	NSSIX

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets. Currently, with the economy modestly growing, the return to “full” employment and a recent uptick in inflation, the Fed may be encouraged to again raise its target rate at the December 2016 meeting, after remaining on hold for nearly a year.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the U.S. transitioning to a new presidential administration followed by key elections across Europe in 2017, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2016

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Portfolio Managers’

Comments

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage all five Funds. Effective January 29, 2016, Gabriel Mass, CFA, was added as a portfolio manager to the Nuveen Symphony International Equity Fund.

Here the portfolio managers discuss economic and financial market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2016?

During the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the third quarter of 2016, real GDP increased at an annual rate of 2.9%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 1.4% in the second quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 5.0% in September 2016 from 5.1% in September 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in August 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.5% over the twelve-month reporting period ended September 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March 2016, supporting assets that carry more risk. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April 2016 meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings. At the September meeting, the Fed indicated the case for increasing rates had strengthened but left the rate unchanged in anticipation of further progress toward its objectives. The Fed’s policy making committee has one more meeting in 2016, with expectations favoring a rate hike potentially in December.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. July and August were relatively calm in the markets, then some headwinds resumed in September. Concerns about central bank actions in the U.S., Europe and Japan, as well as an escalation of European banking sector woes and uncertainty about the U.S. presidential election triggered elevated volatility in the markets during the final month of the reporting period. After the close of the reporting period, similar to the Brexit response, the unexpected result of the U.S. election contributed to choppy trading across global markets.

U.S. equity markets appreciated for the reporting period posting double digit returns. Value stocks significantly outperformed growth across all cap ranges during the reporting period, particularly among the large cap and broad market indices. Defensive sectors less reliant on economic growth, including utilities and consumer staples, were the best performing. Early in the reporting period, equity markets experienced elevated volatility due to investor concerns regarding prospective Fed tightening, continued weakness in oil prices, uncertainty regarding global growth (particularly in China) and the unexpected announcement of a negative interest rate policy from the Bank of Japan. Flight-to-safety effects could be seen in multiple areas, with defensive equity sectors and gold rising in value. In February, investors began finding solace in select countervailing factors, such as oil prices seeming to hit at least a short-term bottom, spurring a rally that lasted until the U.K.’s Brexit at the end of June. U.S. equity markets quickly recovered from this brief market shock, and rallied through the end of the reporting period. In the foreign markets, the EU countries and most of the Asian markets posted declines during the first half of the reporting period. These markets also rebounded during the second half of the reporting period to end the period in positive territory as well.

How did the Funds perform during the twelve-month reporting period ended September 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

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What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2016?

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries. The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, country positions in Switzerland, China and Indonesia contributed positively to relative performance. Currency effects also contributed to performance relative to the MSCI EAFE Index, especially the British pound. Individual sectors that contributed to performance versus the benchmark included the financials and materials sectors.

Individual positions that contributed to Fund performance included the telecommunication service and health care sector holdings. Netease.com, Inc., a Chinese internet technology company, provided a healthy dividend and its stock benefitted during the reporting period from strong earnings results for the second quarter of 2016 and market news that the company might spin off its small news platform. Also contributing to performance was PT Telekomunikasi Indonesia, a state-owned telecommunication company and majority owner of local wireless leader Telkomsel. The Indonesian-based company performed well over the reporting period, in part because of its defensive nature and healthy dividend. Lastly, contributing to performance were shares of health care company Shionogi & Company Limited. During the reporting period the Japanese-based company reported solid earnings and raised their year-end dividend forecast for fiscal year 2016.

Our consumer staples and consumer discretionary allocations detracted from performance and contributed to our slight underperformance versus the MSCI EAFE Index. Individual holdings that detracted from performance included Bellway PLC and Barratt Developments PLC. The companies are two of the top residential property developers in the U.K. Prior to the Brexit vote, market conditions had remained favorable for the U.K. housing market. The homebuilders sector has been particularly hard hit as investors fear the worst for the U.K. housing market following the outcome of the U.K. referendum. Lastly, in the financial sector holding Royal Bank of Scotland also detracted from performance. The bank’s results have been hampered by continuing litigation in the U.S. over the sale of residential mortgage-backed securities. The bank is in the middle of a large restructuring as it shifts away from being a lender with global ambitions to focus on retail and corporate banking in Britain.

Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index, but outperformed the Lipper Large-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Nuveen Symphony Large-Cap Growth Fund utilizes a multi-faceted process.

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Portfolio Managers’ Comments (continued)

The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, stock selection in the consumer discretionary and consumer staples sectors contributed positively to relative performance. A position in Amazon.com, Inc. contributed positively to performance. After a choppy first half of the reporting period, the online retailer’s performance rebounded during the second half of the reporting period. Facebook Inc. also contributed to performance. The social networking company benefited from strong average revenue per user growth and increased investor conviction on the power of its video ads. Finally, market sentiment on early cyclical companies shifted favorably throughout the second portion of the reporting period, which helped propel Xilinx, Inc., a specialized semiconductor company’s stock higher. We believe the company remains attractive given its competitive advantage it has over other companies in its industry and limited competitors. Additionally, the company’s diversified end markets, secular growth and high gross margins provide opportunity for further price appreciation.

Stock selection in the health care, financial services and utilities sectors negatively impacted the Fund’s relative performance during the reporting period and contributed to the Fund’s underperformance versus the benchmark. Individual positions that detracted included a holding in the biotechnology company, Gilead Sciences, Inc., the pharmaceuticals company, Allergan Plc, and a bio-waste company, Stericycle Inc., which are all part of the health care sector. Gilead Sciences came under pressure from disappointing sales performance and headwinds associated with negative political and media coverage pertaining to drug pricing. Stericycle, historically a steady performing company, detracted during the reporting period as it encountered short term headwinds. Its smaller, higher margin clients are consolidating which is causing a negative impact to gross margins. Lastly, the portfolio was negatively impacted by a position in Allergan. The stock’s performance was hurt after Pfizer terminated its planned $150 billion merger with the company.

Nuveen Symphony Low Volatility Equity Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with varying market capitalizations.

The Fund is constructed of primarily large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. During the reporting period, the Fund achieved the 10% less volatility objective. The Fund invests in high and low beta stocks across cyclical and defensive sectors, in contrast to other low volatility strategies that focus primarily on defensive sectors and stocks. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

The consumer staples sector contributed positively to relative performance versus the Russell 1000® Index. Avoiding a position in Verizon, the large telecom company, in favor of several utilities investments, generally contributed to performance. We preferred utilities given they are traditionally less volatile business models. EOG Resources, Inc., an oil and gas exploration firm also helped performance. The company has reported strong earnings recently and the stock rose higher announcing an attractive acquisition as well. Lastly, Waste Management, Inc. contributed to performance. With solid growth and an attractive dividend, the stock performed well during the reporting period.

Stock selection in the Fund’s financial services, consumer discretionary and materials sector holdings negatively impacted performance during the reporting period and contributed to the Fund’s underperformance versus its benchmark. From a stock specific standpoint, a position in Stericycle, Inc., historically a steady performing company, detracted during the reporting period as it encountered short term headwinds. Its smaller, higher margin clients are consolidating which has been causing a negative impact to

8	NUVEEN

gross margins. Signet Jewelers Limited hindered performance during the reporting period. Signet Jewelers was negatively impacted by an uptick in bad debt expenses, which resulted in investors becoming concerned about the company’s growth prospects. We sold our position in Signet Jewelers Limited during the reporting period. Lastly, detracting from performance were shares of Blackhawk Network Holdings Inc., a leading prepaid and payments global company which supports the program management and distribution of gift cards, prepaid telecom products and financial service products. The company has faced headwinds from digital wallets and a slower EMV (Europay, MasterCard, Visa which is the global standard for chip-based debit and credit cards) transaction transition at U.S. retailers.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV, underperformed both the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, the Fund’s holdings in the consumer staples and energy sectors contributed positively to relative performance. In particular, consumer staple holding Tyson Foods, Inc. contributed to performance. The company benefited from low feedstock costs and strong demand for chicken. Also contributing to performance was Constellation Brands, Inc. The alcohol producer and marketer reported solid earnings throughout the reporting period. They also acquired Ballast Point, the fastest-growing craft beer in the U.S. Lastly, performance was also positively impacted by a position in Burlington Stores Inc. The company has consistently reported same-store sales growth at a time when much of the retail apparel sector is suffering.

Individual stock selection within the financial services, technology, health care and produce durables sectors negatively impacted the Fund’s relative performance during the reporting period, which contributed to the Fund’s underperformance versus its benchmark. Within the health care sector, shares of Community Health Systems, Inc. hurt performance. After announcing it would not meet earnings expectations during the reporting period, shares of the hospital health care service provider fell. Also detracting from relative performance was a position in Signet Jewelers Limited. Signet Jewelers was negatively impacted by an uptick in bad debt expenses, which resulted in investors becoming concerned about the company’s growth prospects. Lastly, our position in computer data storage company, Western Digital Corporation detracted after the company announced the acquisition of SanDisk. We sold our positions in both Signet Jewelers and Western Digital Corporation during the reporting period.

Nuveen Symphony Small Cap Core Fund

The Fund’s Class A Shares at NAV underperformed the Russell 2000® Index and the Lipper Small Cap-Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution.

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Portfolio Managers’ Comments (continued)

The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management. The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, the Fund benefited from stock selection within the producer durables, materials & processing and health care sectors. Individual holdings that contributed to performance were positions in John Bean Technologies Corporation. The company designs, manufactures, tests and services products and systems for food and beverage, and air transportation industries. The company has been able to sustain its impressive track record of growth with solid gains in revenue and earnings. Also contributing to performance was a specialized semiconductor company, Inphi Corporation. The company’s growth is linked to internet traffic and data transmission and benefitted after reporting better than expected revenue and earnings growth. We remain positive on the stock, as data center capex, social media usage and video streaming growth continues to drive the favorable secular dynamics for this firm. Furthermore, a streamlining of the company’s business units to focus on faster growing segments should lead to higher gross margins, revenue growth and multiple expansion in the coming quarters. Lastly, performance was also positively impacted by a position in Burlington Stores Inc. The company has consistently reported same-store sales growth at a time when much of the retail apparel sector is suffering.

Stock selection within the financial services, information technology and consumer staples sectors negatively impacted performance and contributed to the Fund’s underperformance versus the benchmark. Individual holdings that detracted from performance included Net 1 Ueps Technologies, Inc., a leading provider of payment solutions and transaction processing services across multiple industries and in a number of emerging economies. The company, which is based in South Africa, was negatively impacted by the strengthening of the U.S. dollar against the South African rand. Also detracting from performance were shares of Patriot National Inc., a national provider of comprehensive technology and outsourcing solutions within the property and casualty marketplace. This small, levered company attempted a secondary equity offering during the reporting period which was not well received by the market, causing the stock to decline. We sold our position in Patriot National Inc. during the reporting period. Lastly, detracting from performance were shares of Blackhawk Network Holdings Inc., a leading prepaid and payments global company which supports the program management and distribution of gift cards, prepaid telecom products and financial service products. The company has faced headwinds from digital wallets and a slower EMV (Europay, MasterCard, Visa which is the global standard for chip-based debit and credit cards) transaction transition at U.S. retailers.

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Risk Considerations

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.

Nuveen Symphony Mid-Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.

Nuveen Symphony Small Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.07%	7.72%	(0.30)%
Class A Shares at maximum Offering Price	(0.01)%	6.46%	(1.00)%
MSCI EAFE Index	6.52%	7.39%	0.08%
Lipper International Multi-Cap Core Funds Classification Average	6.28%	7.42%	0.15%

Class C Shares	5.25%	6.91%	(1.04)%
Class R3 Shares	5.78%	7.46%	4.49%
Class I Shares	6.34%	7.99%	(0.05)%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Since inception returns for Class R3 Shares are from 10/05/10. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.84%	2.57%	2.05%	1.54%
Net Expense Ratios	1.20%	1.95%	1.46%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.38% after January 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.25%	15.29%	8.31%
Class A Shares at maximum Offering Price	4.86%	13.94%	7.65%
Russell 1000® Growth Index	13.76%	16.60%	8.29%
Lipper Large-Cap Growth Funds Classification Average	10.80%	15.27%	7.19%

Class C Shares	10.42%	14.43%	7.50%
Class R3 Shares	10.94%	15.00%	13.52%
Class I Shares	11.53%	15.58%	8.57%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.13%	1.88%	1.38%	0.88%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	9.74%	14.79%	6.79%
Class A Shares at maximum Offering Price	3.43%	13.45%	6.09%
Russell 1000® Index	14.93%	16.41%	6.39%
S&P 500® Index	15.43%	16.37%	6.26%
Lipper Multi-Cap Core Funds Classification Average	10.95%	14.54%	5.02%

Class C Shares	8.94%	13.94%	6.00%
Class I Shares	9.99%	15.09%	7.06%

Cumulative
Since Inception
Class R6 Shares	0.51%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 9/28/07. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.22%	1.97%	0.91%	0.97%
Net Expense Ratios	1.03%	1.78%	0.72%	0.78%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.78% (1.45% after January 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.66%	13.59%	6.97%
Class A Shares at maximum Offering Price	1.45%	12.25%	6.34%
Russell Midcap® Index	14.25%	16.67%	8.32%
Lipper Multi-Cap Core Funds Classification Average	10.95%	14.54%	6.23%

Class C Shares	6.85%	12.74%	6.18%
Class I Shares	7.92%	13.88%	7.25%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	7.47%	13.32%	13.38%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Since inception returns for Class R3 Shares are from 5/05/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.51%	2.26%	1.76%	1.25%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.93% (1.40% after January 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Small Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	11.36%	3.37%
Class A Shares at maximum Offering Price	4.96%	1.21%
Russell 2000® Index	15.47%	5.52%
Lipper Small Cap-Core Funds Classification Average	13.04%	4.39%

Class C Shares	10.49%	2.59%
Class I Shares	11.67%	3.63%

Since inception returns are from 12/10/13. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	6.85%	7.91%	6.53%
Net Expense Ratios	1.30%	2.05%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Holding

Summaries as of September 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony International Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	98.3%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Total SA	1.8%
Nestle SA	1.7%
Siemens AG	1.6%
Sanofi-Synthelabo, SA	1.5%
BHP Billiton Limited	1.5%

Portfolio Composition

(% of net assets)

Chemicals	9.2%
Pharmaceuticals	7.7%
Oil, Gas & Consumable Fuels	5.6%
Electric Utilities	5.4%
Food Products	4.7%
Banks	4.4%
Trading Companies & Distributors	4.4%
Automobiles	4.2%
Metals & Mining	4.2%
Real Estate Management & Development	3.6%
Insurance	3.6%
Diversified Telecommunication Services	3.2%
Construction & Engineering	3.0%
Software	2.8%
Industrial Conglomerates	2.7%
Internet Software & Services	2.6%
Media	2.6%
Road & Rail	2.3%
Building Products	2.0%
Life Sciences Tools & Services	1.8%
Other	18.3%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	0.3%
Nets Assets	100%

Country Allocation1

(% of net assets)

Japan	30.4%
Germany	10.3%
United Kingdom	8.9%
France	8.7%
Switzerland	5.4%
Australia	4.7%
United States	4.1%
Belgium	3.3%
Canada	2.7%
Hong Kong	2.3%
Sweden	2.2%
Other	16.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

1	Includes 9.3% (as a percentage of net assets) in emerging market countries.

24	NUVEEN

Nuveen Symphony Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	100.5%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	9.5%
Internet Software & Services	9.3%
Biotechnology	7.1%
IT Services	6.2%
Specialty Retail	6.2%
Internet and Direct Marketing Retail	5.0%
Technology Hardware, Storage, & Peripherals	4.6%
Equity Real Estate Investment Trust	4.0%
Pharmaceuticals	3.8%
Health Care Providers & Services	3.6%
Semiconductors & Semiconductor Equipment	3.5%
Media	3.5%
Beverages	3.1%
Aerospace & Defense	2.9%
Hotels, Restaurants & Leisure	2.8%
Food Products	2.0%
Chemicals	2.0%
Health Care Equipment & Supplies	1.8%
Other	19.6%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(1.0)%
Nets Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	5.6%
Microsoft Corporation	4.7%
Apple, Inc.	4.6%
Amazon.com, Inc.	4.1%
Facebook Inc., Class A Shares	3.3%

NUVEEN	25

Holding Summaries as of September 30, 2016 (continued)

Nuveen Symphony Low Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

IT Services	7.1%
Oil, Gas & Consumable Fuels	6.9%
Pharmaceuticals	5.3%
Insurance	5.0%
Specialty Retail	4.8%
Food Products	4.7%
Equity Real Estate Investment Trust	4.6%
Software	3.9%
Household Products	3.8%
Health Care Equipment & Supplies	3.8%
Commercial Services & Supplies	3.6%
Multi-Utilities	3.5%
Chemicals	3.5%
Aerospace & Defense	3.2%
Internet Software & Services	3.0%
Electric Utilities	2.9%
Capital Markets	2.6%
Industrial Conglomerates	2.6%
Banks	2.5%
Road & Rail	2.4%
Other	20.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.1%
Nets Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	3.0%
Exxon Mobil Corporation	2.8%
Johnson & Johnson	2.4%
Microsoft Corporation	2.3%
Pfizer Inc.	1.8%

26	NUVEEN

Nuveen Symphony Mid-Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.2%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Equity Real Estate Investment Trust	9.4%
Insurance	6.4%
Specialty Retail	6.4%
Software	5.6%
Multi-Utilities	5.3%
Oil, Gas & Consumable Fuels	4.7%
IT Services	4.6%
Diversified Financial Services	4.0%
Semiconductors & Semiconductor Equipment	3.7%
Health Care Equipment & Supplies	3.5%
Chemicals	3.1%
Machinery	2.4%
Household Durables	2.4%
Food Products	2.3%
Beverages	2.3%
Health Care Providers & Services	2.3%
Aerospace & Defense	1.9%
Household Products	1.7%
Commercial Services & Supplies	1.6%
Life Sciences Tools & Services	1.5%
Capital Markets	1.5%
Apparel, Accessories & Luxury Goods	1.5%
Airlines	1.5%
Other	18.6%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(0.1)%
Nets Assets	100%

Top Five Common Stock Holdings

(% of net assets)

O’Reilly Automotive Inc.	1.8%
Crown Castle International Corporation	1.6%
Equinix Inc.	1.6%
DTE Energy Company	1.6%
Southwest Airlines Co.	1.5%

NUVEEN	27

Holding Summaries as of September 30, 2016 (continued)

Nuveen Symphony Small Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	8.4%
IT Services	8.3%
Equity Real Estate Investment Trust	8.2%
Semiconductors & Semiconductor Equipment	6.6%
Health Care Equipment & Supplies	5.0%
Machinery	4.1%
Insurance	3.9%
Specialty Retail	3.6%
Commercial Services & Supplies	3.4%
Oil, Gas & Consumable Fuels	3.1%
Building Products	2.9%
Chemicals	2.6%
Health Care Providers & Services	2.6%
Energy Equipment & Services	2.5%
Gas Utilities	2.5%
Hotels, Restaurants & Leisure	2.2%
Aerospace & Defense	2.1%
Thrifts & Mortgage Finance	2.0%
Trading Companies & Distributors	1.9%
Consumer Finance	1.8%
Software	1.7%
Distributors	1.5%
Other	18.6%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.0%
Nets Assets	100%

Top Five Common Stock Holdings

(% of net assets)

John Bean Technologies Corporation	2.3%
Watsco Inc.	1.9%
Waste Connections Inc.	1.9%
Green Dot Corporation, Class A Shares	1.8%
FCB Financial Holdings, Inc., Class A Shares	1.6%

28	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 shares reflect only the first 92 days of the Class’s operation, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2016.

The beginning of the period is April 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony International Equity Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.60	$1,031.90	$1,034.40	$1,036.80
Expenses Incurred During the Period	$6.51	$10.26	$7.73	$5.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.90	$1,017.40	$1,019.90
Expenses Incurred During the Period	$6.46	$10.18	$7.67	$5.15

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.02%, 1.52% and 1.02% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NUVEEN	29

Expense Examples (continued)

Nuveen Symphony Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,045.00	$1,041.20	$1,043.60	$1,046.50
Expenses Incurred During the Period	$5.73	$9.54	$7.00	$4.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.65	$1,018.15	$1,020.65
Expenses Incurred During the Period	$5.65	$9.42	$6.91	$4.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.37% and 0.87% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Low Volatility Equity Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.50	$1,030.00	$1,005.10	$1,034.60
Expenses Incurred During the Period	$5.19	$8.98	$1.61	$3.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.90	$1,016.15	$1,021.80	$1,021.15
Expenses Incurred During the Period	$5.15	$8.92	$1.63	$3.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77% and 0.77% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 92/366 (to reflect the 92 days in the period since class commencement of operations).

Nuveen Symphony Mid-Cap Core Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,047.30	$1,043.30	$1,046.80	$1,048.60
Expenses Incurred During the Period	$6.55	$10.37	$8.24	$5.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.85	$1,016.95	$1,019.85
Expenses Incurred During the Period	$6.46	$10.23	$8.12	$5.20

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 1.61% and 1.03% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

30	NUVEEN

Nuveen Symphony Small Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,081.30	$1,077.20	$1,082.80
Expenses Incurred During the Period	$6.92	$10.80	$5.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.35	$1,014.60	$1,019.60
Expenses Incurred During the Period	$6.71	$10.48	$5.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08% and 1.08% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NUVEEN	31

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap Core Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 23, 2016

32	NUVEEN

Nuveen Symphony International Equity Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 1.0%

24,018	BAE Systems PLC, (2)	$163,161

	Airlines – 0.6%

1,396	Ryanair Holdings PLC, Sponsored ADR	104,742

	Auto Components – 0.7%

366	Linamar Corporation	15,282

4,800	Toyota Boshoku Corporation, (2)	107,446
	Total Auto Components	122,728

	Automobiles – 4.2%

24,055	Fiat Chrysler Automobiles NV, (2), (3)	152,898

11,721	Peugeot SA, (2), (3)	178,989

2,008	Renault SA, (2)	165,196

4,183	Tata Motors Limited, Sponsored ADR	167,236

700	Toyota Motor Corporation, (2)	40,605
	Total Automobiles	704,924

	Banks – 4.4%

7,400	Bank Hapoalim BM, (2)	42,018

2,941	BBVA Banco Frances SA, ADR	58,496

7,611	ForeningsSparbanken AB, (2)	178,833

1,614	HSBC Holdings PLC, (2)	12,132

3,120	KBC Group NV, (2)	182,133

6,100	Sumitomo Mitsui Financial Group, Inc., (2)	206,056

1,148	Toronto-Dominion Bank	50,962
	Total Banks	730,630

	Beverages – 0.3%

3,200	Kirin Holdings Company, Limited, (2)	53,183

	Biotechnology – 1.1%

1,107	Actelion Limited, (2)	192,102

	Building Products – 2.0%

28,000	Asahi Glass Company Limited, (2)	181,047

7,500	JS Group Corporation, (2)	160,677
	Total Building Products	341,724

	Capital Markets – 0.7%

50,740	Reinet Investments SA, (2)	110,456

NUVEEN	33

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	Chemicals – 9.2%

3,206	Covestro AG, (2)	$189,725

3,487	Evonik Industries AG, (2)	118,050

11,900	Kuraray Company Limited, (2)	176,536

3,174	Laxness AG, (2)	197,573

28,900	Mitsubishi Chemical Holdings Corporation, (2)	181,186

36,000	Mitusi Chemicals, (2)	171,243

400	Shin_Etsu Chemical Company Limited, (2)	27,909

9,400	Teijin Limited, (2)	182,360

18,000	Tosoh Corporation, (2)	110,945

2,873	Umicore, (2)	180,393
	Total Chemicals	1,535,920

	Commercial Services & Supplies – 0.1%

113	Waste Connections Inc.	8,428

	Construction & Engineering – 3.0%

6	Brookfield Business Partners LP	158

25,000	Kajima Corporation, (2)	174,947

21,000	Taisei Corporation, (2)	157,547

2,193	Vinci S.A, (2)	167,936
	Total Construction & Engineering	500,588

	Diversified Financial Services – 1.1%

5,192	Investor AB, B Shares, (2)	189,844

	Diversified Telecommunication Services – 3.2%

4,400	Nippon Telegraph and Telephone Corporation, (2)	201,238

2,643	PT Telekomunikasi Indonesia, Sponsored ADR	174,649

28,077	Telekom Austria AG, (2)	158,176
	Total Diversified Telecommunication Services	534,063

	Electric Utilities – 5.4%

12,300	Chubu Electric Power Inc., (2)	178,971

8,469	Endesa S.A, (2)	181,573

32,350	Iberdrola SA, (2)	219,961

6,296	Korea Electric Power Corporation, Sponsored ADR	153,496

13,500	Tohoku Electric Power Company, (2)	176,053
	Total Electric Utilities	910,054

	Electrical Equipment – 1.5%

3,301	Osram Licht AG, (2)	193,922

2,144	Prysmian SPA, (2)	56,142
	Total Electrical Equipment	250,064

	Equity Real Estate Investment Trusts – 0.7%

2,619	Klepierre, (2)	120,220

34	NUVEEN

Shares	Description (1)	Value

	Food & Staples Retailing – 1.7%

43,264	J. Sainsbury PLC, (2)	$137,798

2,995	Loblaw Companies Limited	154,093
	Total Food & Staples Retailing	291,891

	Food Products – 4.7%

3,636	Nestle SA, (2)	287,113

15,635	Orkla ASA, (2)	161,904

221,000	WH Group Limited, (2)	178,622

66,300	Wilmar International Limited, (2)	157,409
	Total Food Products	785,048

	Gas Utilities – 1.1%

20,000	Toho gas Co Limited, (2)	187,284

	Health Care Providers & Services – 0.5%

35,525	Healthscope Limited, (2)	83,909

	Hotels, Restaurants & Leisure – 1.5%

3,714	Carnival Corporation, (2)	181,203

636	Paddy Power Betfair PLC, (2)	71,916
	Total Hotels, Restaurants & Leisure	253,119

	Household Products – 1.6%

6,000	Lion Corporation, (2)	97,216

1,751	Reckitt and Benckiser, (2)	164,848
	Total Household Products	262,064

	Industrial Conglomerates – 2.7%

5,026	Koc Holding AS, ADR, (2)	107,808

2,294	Siemens AG, (2)	268,995

25,000	Toshiba Corporation, (2), (3)	83,335
	Total Industrial Conglomerates	460,138

	Insurance – 3.6%

5,153	Ageas, (2)	188,411

1,652	Allianz AG ORD Shares, (2)	245,504

5,292	NN Group NV, (2)	162,467
	Total Insurance	596,382

	Internet and Direct Marketing Retail – 0.8%

151	Amazon.com, Inc., (3)	126,434

	Internet Software & Services – 2.6%

20,914	Auto Trader Group PLC, (2)	109,944

4,000	mixi, Inc., (2)	144,923

787	Netease.com, Inc., ADR	189,494
	Total Internet Software & Services	444,361

NUVEEN	35

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	IT Services – 1.0%

3,437	CGI Group Inc., (3)	$163,709

	Life Sciences Tools & Services – 1.8%

1,795	ICON plc, (3)	138,879

889	Lonza AG, (2)	170,154
	Total Life Sciences Tools & Services	309,033

	Media – 2.6%

37,979	Mediaset SpA, (2)	119,236

3,732	ProSiebenSat.1 Media AG, (2)	160,010

1,497	RCS MediaGroup SpA, (2), (3)	1,575

2,928	Telenet Group Holding NV, (2), (3)	152,953
	Total Media	433,774

	Metals & Mining – 4.2%

5,516	Anglo American PLC, (2)	68,789

14,537	BHP Billiton Limited, (2)	251,817

14,901	BHP Billiton PLC, (2)	224,089

8,025	Ternium SA, Sponsored ADR	157,531
	Total Metals & Mining	702,226

	Oil, Gas & Consumable Fuels – 5.6%

210,000	China Petroleum and Chemical Corporation, (2)	155,035

11,800	JX Holdings Inc., (2)	47,761

31,392	Oil Search Limited, (2)	172,892

30,050	Santos Limited, (2)	84,695

6,196	Total SA, (2)	294,684

8,561	Woodside Petroleum Limited, (2)	189,821
	Total Oil, Gas & Consumable Fuels	944,888

	Paper & Forest Products – 0.3%

2,136	Norbord Incorporated	54,867

	Personal Products – 1.1%

3,722	Unilever NV, (2)	176,125

	Pharmaceuticals – 7.7%

13,100	Astellas Pharma Inc., (2)	204,610

1,764	Merck KGaA, (2)	190,273

1,134	Novartis AG, (2)	89,496

4,400	Otsuka Holdings Company KK, (2)	200,564

679	Roche Holdings AG, (2)	168,730

3,405	Sanofi-Synthelabo, SA, (2)	259,294

3,400	Shionogi & Company Limited, (2)	174,194
	Total Pharmaceuticals	1,287,161

36	NUVEEN

Shares	Description (1)			Value

	Real Estate Management & Development – 3.6%

30,752	Aroundtown Property Holdings PLC, (2), (3)			$156,234

1,100	Daito Trust Construction Co, Limited, (2)			175,934

6,100	Hulic Company Limited, (2)			62,325

14,000	Sun Hung Kai Properties Limited, (2)			212,839
	Total Real Estate Management & Development			607,332

	Road & Rail – 2.3%

1,100	Central Japan Railway Company, (2)			188,325

2,200	East Japan Railway Company, (2)			198,581
	Total Road & Rail			386,906

	Semiconductors & Semiconductor Equipment – 0.6%

2,425	Mellanox Technologies, Limited, (3)			104,881

	Software – 2.8%

4,600	Konoami Corporation, (2)			177,745

11,167	Playtech PLC, (2)			131,791

4,078	UbiSoft Entertainment S.A, (2), (3)			154,083
	Total Software			463,619

	Trading Companies & Distributors – 4.4%

15,400	Itochu Corporation, (2)			193,879

9,600	Mitsubishi Corporation, (2)			218,842

14,400	Mitsui & Company Limited, (2)			199,568

7,711	Rexel SA, (2)			118,120
	Total Trading Companies & Distributors			730,409

	Wireless Telecommunication Services – 0.3%

2,200	NTT Mobile Communications, (2)			55,887
	Total Long-Term Investments (cost $15,762,278)			16,484,278

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.4%

	REPURCHASE AGREEMENTS – 1.4%

$239	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $239,069, collateralized by $220,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $249,150	0.030%	10/03/16	$239,068
	Total Short-Term Investments (cost $239,068)			239,068
	Total Investments (cost $16,001,346) – 99.7%			16,723,346
	Other Assets Less Liabilities – 0.3%			54,003
	Net Assets – 100%			$16,777,349

NUVEEN	37

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

38	NUVEEN

Nuveen Symphony Large-Cap Growth Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.5%

	COMMON STOCKS – 100.5%

	Aerospace & Defense – 2.9%

5,660	Huntington Ingalls Industries Inc.	$868,357

6,389	Lockheed Martin Corporation	1,531,571

8,353	Raytheon Company	1,137,094

3,325	TransDigm Group Inc., (2)	961,324
	Total Aerospace & Defense	4,498,346

	Air Freight & Logistics – 0.7%

10,105	United Parcel Service, Inc., Class B	1,105,083

	Airlines – 1.1%

43,569	Southwest Airlines Co.	1,694,398

	Apparel, Accessories & Luxury Goods – 0.3%

8,530	VF Corporation	478,107

	Beverages – 3.1%

9,281	Constellation Brands, Inc., Class A	1,545,194

14,216	Molson Coors Brewing Company, Class B	1,560,917

15,302	PepsiCo, Inc.	1,664,399
	Total Beverages	4,770,510

	Biotechnology – 7.1%

33,153	AbbVie Inc.	2,090,960

16,292	Amgen Inc.	2,717,669

5,019	Biogen Inc., (2)	1,571,098

2,938	BioMarin Pharmaceutical Inc., (2)	271,824

10,101	Celgene Corporation, (2)	1,055,858

26,470	Gilead Sciences, Inc.	2,094,306

1,208	Regeneron Pharmaceuticals, Inc., (2)	485,640

6,315	Vertex Pharmaceuticals Inc., (2)	550,731
	Total Biotechnology	10,838,086

	Chemicals – 2.0%

4,025	Ashland Global Holdings Incorporated	466,699

26,247	Axalta Coating Systems Limited, (2)	742,003

6,223	Monsanto Company	635,991

11,463	PPG Industries, Inc.	1,184,816
	Total Chemicals	3,029,509

	Commercial Services & Supplies – 0.5%

8,890	Stericycle Inc., (2)	712,445

NUVEEN	39

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	Containers & Packaging – 0.4%

11,821	Bemis Company, Inc.	$602,989

	Diversified Financial Services – 1.7%

6,522	Intercontinental Exchange Group, Inc.	1,756,766

31,776	Voya Financial Inc.	915,784
	Total Diversified Financial Services	2,672,550

	Diversified Telecommunication Services – 1.3%

36,722	AT&T Inc.	1,491,280

18,730	Zayo Group Holdings, Inc., (2)	556,468
	Total Diversified Telecommunication Services	2,047,748

	Food & Staples Retailing – 1.3%

5,109	Costco Wholesale Corporation	779,174

16,270	Wal-Mart Stores, Inc.	1,173,392
	Total Food & Staples Retailing	1,952,566

	Equity Real Estate Investment Trust – 4.0%

8,008	Digital Realty Trust Inc.	777,737

4,529	Equinix Inc.	1,631,572

4,892	Federal Realty Investment Trust	753,026

16,969	Iron Mountain Inc.	636,847

7,787	Simon Property Group, Inc.	1,611,987

24,324	Weyerhaeuser Company	776,909
	Total Equity Real Estate Investment Trust	6,188,078

	Food Products – 2.0%

6,750	JM Smucker Company	914,895

14,456	McCormick & Company, Incorporated	1,444,444

9,659	Tyson Foods, Inc., Class A	721,238
	Total Food Products	3,080,577

	Health Care Equipment & Supplies – 1.8%

4,970	Becton, Dickinson and Company	893,258

16,898	Danaher Corporation	1,324,634

800	Intuitive Surgical, Inc., (2)	579,864
	Total Health Care Equipment & Supplies	2,797,756

	Health Care Providers & Services – 3.6%

16,985	AmSurg Corporation, (2)	1,138,844

8,272	Anthem Inc.	1,036,564

7,371	CIGNA Corporation	960,589

5,485	Express Scripts, Holding Company, (2)	386,857

14,373	UnitedHealth Group Incorporated	2,012,220
	Total Health Care Providers & Services	5,535,074

40	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.8%

12,588	Hyatt Hotels Corporation, Class A, (2)	$619,581

12,651	McDonald’s Corporation	1,459,419

41,068	Starbucks Corporation	2,223,422
	Total Hotels, Restaurants & Leisure	4,302,422

	Household Durables – 1.5%

17,980	Leggett and Platt Inc.	819,528

4,750	Mohawk Industries Inc., (2)	951,615

10,380	Newell Brands Inc.	546,611
	Total Household Durables	2,317,754

	Household Products – 1.1%

5,861	Clorox Company	733,680

7,009	Kimberly-Clark Corporation	884,115
	Total Household Products	1,617,795

	Industrial Conglomerates – 1.5%

19,916	Honeywell International Inc.	2,322,006

	Internet and Direct Marketing Retail – 5.0%

7,582	Amazon.com, Inc., (2)	6,348,484

920	priceline.com Incorporated, (2)	1,353,771
	Total Internet and Direct Marketing Retail	7,702,255

	Internet Software & Services – 9.3%

11,920	Akamai Technologies, Inc., (2)	631,641

10,682	Alphabet Inc., Class A, (2)	8,588,965

39,086	Facebook Inc., Class A Shares, (2)	5,013,561
	Total Internet Software & Services	14,234,167

	IT Services – 6.2%

15,150	Amdocs Limited	876,428

16,896	Fidelity National Information Services	1,301,499

23,830	MasterCard, Inc.	2,425,179

28,081	PayPal Holdings, Inc., (2)	1,150,479

33,374	Visa Inc.	2,760,030

8,884	WEX, Inc., (2)	960,272
	Total IT Services	9,473,887

	Life Sciences Tools & Services – 0.8%

14,774	Quintiles Transnational Corporation, (2)	1,197,580

	Machinery – 1.2%

15,009	Fortive Corporation	763,958

12,876	Wabtec Corporation	1,051,325
	Total Machinery	1,815,283

NUVEEN	41

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	Media – 3.5%

48,376	Comcast Corporation, Class A	$3,209,264

22,825	Walt Disney Company	2,119,530
	Total Media	5,328,794

	Metals & Mining – 0.4%

8,097	Reliance Steel & Aluminum Company	583,227

	Multi-Utilities – 0.7%

10,789	DTE Energy Company	1,010,606

	Oil, Gas & Consumable Fuels – 1.3%

6,428	Exxon Mobil Corporation	561,036

7,580	Occidental Petroleum Corporation	552,734

17,179	ONEOK, Inc.	882,829
	Total Oil, Gas & Consumable Fuels	1,996,599

	Personal Products – 0.8%

13,931	Estee Lauder Companies Inc., Class A	1,233,729

	Pharmaceuticals – 3.8%

4,859	Allergan PLC, (2)	1,119,076

22,248	Bristol-Myers Squibb Company	1,199,612

11,246	Eli Lilly and Company	902,604

14,522	Johnson & Johnson	1,715,484

17,746	Zoetis Incorporated	922,969
	Total Pharmaceuticals	5,859,745

	Professional Services – 0.8%

14,982	Verisk Analytics Inc., Class A Shares, (2)	1,217,737

	Road & Rail – 1.5%

30,104	Knight Transportation Inc.	863,684

14,010	Union Pacific Corporation	1,366,395
	Total Road & Rail	2,230,079

	Semiconductors & Semiconductor Equipment – 3.5%

12,188	Broadcom Limited	2,102,674

26,360	MA-COM Technology Solutions Holdings Incorporated, (2)	1,116,082

39,012	Mellanox Technologies, Limited, (2)	1,687,269

8,557	Xilinx, Inc.	464,987
	Total Semiconductors & Semiconductor Equipment	5,371,012

	Software – 9.5%

13,260	Adobe Systems Incorporated, (2)	1,439,240

15,863	Electronic Arts Inc., (2)	1,354,700

15,034	Fortinet Inc., (2)	555,206

5,600	Intuit, Inc.	616,056

42	NUVEEN

Shares	Description (1)			Value

	Software (continued)

124,505	Microsoft Corporation			$7,171,488

17,393	Parametric Technology Corporation, (2)			770,684

13,769	Red Hat, Inc., (2)			1,112,948

10,326	Salesforce.com, Inc., (2)			736,554

4,420	Tyler Technologies Inc., (2)			756,837
	Total Software			14,513,713

	Specialty Retail – 6.2%

29,473	Home Depot, Inc.			3,792,586

6,100	L Brands Inc.			431,697

6,877	O’Reilly Automotive Inc., (2)			1,926,316

22,507	Ross Stores, Inc.			1,447,200

24,737	TJX Companies, Inc.			1,849,833
	Total Specialty Retail			9,447,632

	Technology Hardware, Storage & Peripherals – 4.6%

62,986	Apple, Inc.			7,120,567

	Textiles, Apparel, & Luxury Goods – 0.3%

8,535	Nike, Inc., Class B			449,368

	Trading Companies & Distributors – 0.4%

20,331	HD Supply Holdings Inc., (2)			650,185
	Total Long-Term Investments (cost $114,288,003)			153,999,964

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$693	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $692,552, collateralized by $665,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/17, value $706,563	0.030%	10/03/16	$692,550
	Total Short-Term Investments (cost $692,550)			692,550
	Total Investments (cost $114,980,553) – 101.0%			154,692,514
	Other Assets Less Liabilities – (1.0)%			(1,466,421)
	Net Assets – 100%			$153,226,093

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	43

Nuveen Symphony Low Volatility Equity Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 3.2%

10,411	Lockheed Martin Corporation	$2,495,725

3,401	Northrop Grumman Corporation	727,644

5,247	TransDigm Group Inc., (2)	1,517,013
	Total Aerospace & Defense	4,740,382

	Air Freight & Logistics – 0.7%

10,030	United Parcel Service, Inc., Class B	1,096,881

	Banks – 2.5%

32,838	Comerica Incorporated	1,553,894

49,891	Wells Fargo & Company	2,209,173
	Total Banks	3,763,067

	Beverages – 1.0%

13,831	Molson Coors Brewing Company, Class B	1,518,644

	Biotechnology – 2.0%

7,000	Amgen Inc.	1,167,670

23,640	Gilead Sciences, Inc.	1,870,397
	Total Biotechnology	3,038,067

	Building Products – 0.7%

27,135	Gibraltar Industries Inc.	1,008,065

	Capital Markets – 2.6%

29,785	Bats Global Markets, Inc.	897,422

30,901	Interactive Brokers Group, Inc.	1,089,878

7,259	Intercontinental Exchange Group, Inc.	1,955,284
	Total Capital Markets	3,942,584

	Chemicals – 3.5%

8,498	Air Products & Chemicals Inc.	1,277,589

27,475	Axalta Coating Systems Limited, (2)	776,718

41,504	Dow Chemical Company	2,151,152

12,638	LyondellBasell Industries NV	1,019,381
	Total Chemicals	5,224,840

	Commercial Services & Supplies – 3.6%

11,335	Cintas Corporation	1,276,321

20,896	Republic Services, Inc.	1,054,203

12,211	Stericycle Inc., (2)	978,590

31,688	Waste Management, Inc.	2,020,427
	Total Commercial Services & Supplies	5,329,541

44	NUVEEN

Shares	Description (1)	Value

	Consumer Finance – 1.0%

52,702	Synchrony Financial	$1,475,656

	Diversified Financial Services – 0.8%

41,996	Voya Financial Inc.	1,210,325

	Diversified Telecommunication Services – 1.6%

57,171	AT&T Inc.	2,321,714

	Electric Utilities – 2.9%

25,681	Pinnacle West Capital Corporation	1,951,499

44,256	PNM Resources Inc.	1,448,056

19,304	Southern Company	990,295
	Total Electric Utilities	4,389,850

	Energy Equipment & Services – 1.6%

20,225	Helmerich & Payne Inc.	1,361,143

12,592	Schlumberger Limited	990,235
	Total Energy Equipment & Services	2,351,378

	Equity Real Estate Investment Trust – 4.6%

9,103	American Tower Corporation, REIT	1,031,643

4,038	Equinix Inc.	1,454,690

7,392	Federal Realty Investment Trust	1,137,851

26,268	Iron Mountain Inc.	985,838

38,904	STORE Capital Corporation	1,146,501

14,376	Sun Communities Inc.	1,128,228
	Total Equity Real Estate Investment Trust	6,884,751

	Food Products – 4.7%

14,873	B&G Foods Inc.	731,454

20,344	General Mills, Inc.	1,299,575

6,687	JM Smucker Company	906,356

18,872	Kraft Heinz Company	1,689,233

15,646	McCormick & Company, Incorporated	1,563,348

10,688	Tyson Foods, Inc., Class A	798,073
	Total Food Products	6,988,039

	Health Care Equipment & Supplies – 3.8%

42,353	Abbott Laboratories	1,791,108

14,959	Baxter International, Inc.	712,048

16,436	Danaher Corporation	1,288,418

20,072	DENTSPLY SIRONA Inc.	1,192,879

3,904	Teleflex Inc.	656,067
	Total Health Care Equipment & Supplies	5,640,520

NUVEEN	45

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	Health Care Providers & Services – 1.0%

7,062	CIGNA Corporation	$920,320

13,272	Patterson Companies, Inc.	609,716
	Total Health Care Providers & Services	1,530,036

	Hotels, Restaurants & Leisure – 0.7%

18,135	Starbucks Corporation	981,829

	Household Durables – 0.5%

14,247	Newell Brands Inc.	750,247

	Household Products – 3.8%

43,615	Church & Dwight Company Inc.	2,090,031

14,692	Clorox Company	1,839,145

14,179	Kimberly-Clark Corporation	1,788,539
	Total Household Products	5,717,715

	Industrial Conglomerates – 2.6%

62,613	General Electric Company	1,854,597

17,600	Honeywell International Inc.	2,051,984
	Total Industrial Conglomerates	3,906,581

	Insurance – 5.0%

16,865	Ace Limited	2,119,087

19,149	AFLAC Incorporated	1,376,239

19,894	FNF Group	734,288

35,011	Hartford Financial Services Group, Inc.	1,499,171

100,562	Old Republic International Corporation	1,771,902
	Total Insurance	7,500,687

	Internet Software & Services – 3.0%

5,568	Alphabet Inc., Class A, (2)	4,477,010

	IT Services – 7.1%

30,026	Fidelity National Information Services	2,312,903

87,909	First Data Corporation, Class A Shares, (2)	1,156,882

16,664	MasterCard, Inc.	1,695,895

40,271	PayPal Holdings, Inc., (2)	1,649,903

13,367	Vantiv Inc., (2)	752,161

28,148	Visa Inc.	2,327,840

6,977	WEX, Inc., (2)	754,144
	Total IT Services	10,649,728

	Life Sciences Tools & Services – 2.1%

12,772	Parexel International Corporation, (2)	887,015

12,435	Quintiles Transnational Corporation, (2)	1,007,981

7,824	Thermo Fisher Scientific, Inc.	1,244,485
	Total Life Sciences Tools & Services	3,139,481

46	NUVEEN

Shares	Description (1)	Value

	Machinery – 1.7%

15,608	Fortive Corporation	$794,447

15,141	Ingersoll Rand Company Limited, Class A	1,028,680

9,823	John Bean Technologies Corporation	693,013
	Total Machinery	2,516,140

	Multi-Utilities – 3.5%

51,740	CMS Energy Corporation	2,173,597

45,873	MDU Resources Group Inc.	1,167,009

31,630	WEC Energy Group, Inc.	1,894,004
	Total Multi-Utilities	5,234,610

	Oil, Gas & Consumable Fuels – 6.9%

44,420	Cabot Oil & Gas Corporation	1,146,036

19,689	EOG Resources, Inc.	1,904,123

48,000	Exxon Mobil Corporation	4,189,440

23,248	Occidental Petroleum Corporation	1,695,244

26,036	ONEOK, Inc.	1,337,990
	Total Oil, Gas & Consumable Fuels	10,272,833

	Pharmaceuticals – 5.3%

6,843	Allergan PLC, (2)	1,576,011

30,764	Johnson & Johnson	3,634,151

78,304	Pfizer Inc.	2,652,156
	Total Pharmaceuticals	7,862,318

	Professional Services – 0.6%

10,799	Verisk Analytics Inc., Class A Shares, (2)	877,743

	Road & Rail – 2.4%

10,928	Norfolk Southern Corporation	1,060,672

26,261	Union Pacific Corporation	2,561,235
	Total Road & Rail	3,621,907

	Semiconductors & Semiconductor Equipment – 2.1%

10,154	Broadcom Limited	1,751,768

25,769	Xilinx, Inc.	1,400,287
	Total Semiconductors & Semiconductor Equipment	3,152,055

	Software – 3.9%

8,715	Electronic Arts Inc., (2)	744,261

60,762	Microsoft Corporation	3,499,891

39,738	Oracle Corporation	1,560,909
	Total Software	5,805,061

NUVEEN	47

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)			Value

	Specialty Retail – 4.8%

1,884	AutoZone, Inc., (2)			$1,447,553

17,797	Home Depot, Inc.			2,290,118

7,072	O’Reilly Automotive Inc., (2)			1,980,938

18,694	TJX Companies, Inc.			1,397,937
	Total Specialty Retail			7,116,546

	Textiles Apparel & Luxury Goods – 0.5%

9,485	Carter’s Inc.			822,444

	Tobacco – 0.6%

14,096	Altria Group, Inc.			891,290

	Trading Companies & Distributors – 0.8%

8,006	Watsco Inc.			1,128,045
	Total Long-Term Investments (cost $132,470,280)			148,878,610

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$292	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $292,392, collateralized by $260,000 U.S. Treasury Bonds, 3.000%, due 11/15/45, value $303,550	0.030%	10/03/16	$292,391
	Total Short-Term Investments (cost $292,391)			292,391
	Total Investments (cost $132,762,671) – 99.9%			149,171,001
	Other Assets Less Liabilities – 0.1%			209,223
	Net Assets – 100%			$149,380,224

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

48	NUVEEN

Nuveen Symphony Mid-Cap Core Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 1.9%

2,225	Huntington Ingalls Industries Inc.	$341,360

1,076	TransDigm Group Inc., (2)	311,093
	Total Aerospace & Defense	652,453

	Airlines – 1.5%

12,897	Southwest Airlines Co.	501,564

	Apparel, Accessories & Luxury Goods – 1.5%

3,191	Carter’s Inc.	276,692

3,848	Hanesbrands Inc.	97,162

8,177	Kate Spade & Company, (2)	140,072
	Total Apparel, Accessories & Luxury Goods	513,926

	Auto Components – 0.4%

1,130	Lear Corporation	136,979

	Banks – 1.3%

36,439	KeyCorp.	443,463

	Beverages – 2.3%

1,719	Constellation Brands, Inc., Class A	286,196

2,238	Dr. Pepper Snapple Group	204,352

2,670	Molson Coors Brewing Company, Class B	293,166
	Total Beverages	783,714

	Biotechnology – 1.1%

2,394	BioMarin Pharmaceutical Inc., (2)	221,493

1,737	Incyte Pharmaceuticals Inc., (2)	163,782
	Total Biotechnology	385,275

	Building Products – 1.4%

13,670	Masco Corporation	469,018

	Capital Markets – 1.5%

10,620	E*Trade Group Inc., (2)	309,254

4,601	SEI Investments Company	209,852
	Total Capital Markets	519,106

	Chemicals – 3.1%

2,473	Albemarle Corporation	211,417

2,209	Ashland Global Holdings Incorporated	256,134

11,594	Axalta Coating Systems Limited, (2)	327,762

991	Sherwin-Williams Company	274,170
	Total Chemicals	1,069,483

NUVEEN	49

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.6%

6,918	Republic Services, Inc.	$349,013

2,600	Stericycle Inc., (2)	208,364
	Total Commercial Services & Supplies	557,377

	Communication Equipment – 1.2%

4,475	Harris Corporation	409,955

	Containers & Packaging – 0.6%

3,741	Bemis Company, Inc.	190,828

	Diversified Financial Services – 4.0%

9,708	Bats Global Markets, Inc.	292,502

1,754	Intercontinental Exchange Group, Inc.	472,457

2,359	Moody’s Corporation	255,433

11,920	Voya Financial Inc.	343,534
	Total Diversified Financial Services	1,363,926

	Diversified Telecommunication Services – 1.2%

5,249	Level 3 Communications Inc., (2)	243,449

5,976	Zayo Group Holdings, Inc., (2)	177,547
	Total Diversified Telecommunication Services	420,996

	Electric Utilities – 1.2%

11,679	PPL Corporation	403,743

	Electrical Equipment – 0.4%

9,271	Babcock & Wilcox Enterprises, Inc., (2)	152,972

	Energy Equipment & Services – 1.1%

13,196	Patterson-UTI Energy, Inc.	295,195

1,656	US Silica Holdings Inc.	77,103
	Total Energy Equipment & Services	372,298

	Equity Real Estate Investment Trust – 9.4%

5,806	Crown Castle International Corporation	546,983

4,345	CubeSmart	118,445

4,098	Digital Realty Trust Inc.	397,998

1,511	Equinix Inc.	544,338

4,394	Extra Space Storage Inc.	348,928

2,709	Federal Realty Investment Trust	416,996

6,193	Iron Mountain Inc.	232,423

4,976	UDR Inc.	179,086

14,156	Weyerhaeuser Company	452,143
	Total Equity Real Estate Investment Trust	3,237,340

50	NUVEEN

Shares	Description (1)	Value

	Food Products – 2.3%

1,273	JM Smucker Company	$172,542

3,389	McCormick & Company, Incorporated	338,629

3,988	Tyson Foods, Inc., Class A	297,784
	Total Food Products	808,955

	Health Care Equipment & Supplies – 3.5%

6,585	DENTSPLY SIRONA Inc.	391,347

288	Intuitive Surgical, Inc., (2)	208,751

1,843	Teleflex Inc.	309,716

2,361	Zimmer Biomet Holdings, Inc.	306,977
	Total Health Care Equipment & Supplies	1,216,791

	Health Care Providers & Services – 2.3%

2,247	AmerisourceBergen Corporation	181,513

4,194	AmSurg Corporation, (2)	281,208

1,128	CIGNA Corporation	147,001

7,633	Envision Healthcare Holdings Inc., (2)	169,987
	Total Health Care Providers & Services	779,709

	Hotels, Restaurants & Leisure – 1.0%

4,904	Marriott International, Inc., Class A	330,186

	Household Durables – 2.4%

4,334	Leggett and Platt Inc.	197,544

1,829	Mohawk Industries Inc., (2)	366,422

4,922	Newell Brands Inc.	259,193
	Total Household Durables	823,159

	Household Products – 1.7%

2,886	Church & Dwight Company Inc.	138,297

1,940	Clorox Company	242,849

1,541	Spectrum Brands Inc.	212,180
	Total Household Products	593,326

	Insurance – 6.4%

3,151	AON PLC	354,456

4,260	Assurant Inc.	392,985

8,560	Hartford Financial Services Group, Inc.	366,539

13,645	Old Republic International Corporation	240,425

8,108	WR Berkley Corporation	468,318

11,204	XL Group Limited	376,791
	Total Insurance	2,199,514

	Internet and Direct Marketing Retail – 0.9%

2,777	Expedia, Inc.	324,131

NUVEEN	51

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	Internet Software & Services – 0.6%

3,651	Akamai Technologies, Inc., (2)	$193,466

	IT Services – 4.6%

6,481	Amdocs Limited	374,926

5,727	Fidelity National Information Services	441,151

12,196	First Data Corporation, Class A Shares, (2)	160,499

5,850	Vantiv Inc., (2)	329,180

2,587	WEX, Inc., (2)	279,629
	Total IT Services	1,585,385

	Life Sciences Tools & Services – 1.5%

5,436	Agilent Technologies, Inc.	255,981

3,930	Parexel International Corporation, (2)	272,939
	Total Life Sciences Tools & Services	528,920

	Machinery – 2.4%

2,301	Lincoln Electric Holdings Inc.	144,089

6,057	Manitowoc Foodservice, Inc., (2)	98,245

1,983	Stanley Black & Decker Inc.	243,869

4,217	Wabtec Corporation	344,318
	Total Machinery	830,521

	Metals & Mining – 1.0%

4,578	Reliance Steel & Aluminum Company	329,753

	Multiline Retail – 0.5%

2,036	Dollar Tree Stores Inc., (2)	160,701

	Multi-Utilities – 5.3%

8,348	Ameren Corporation	410,555

9,101	CMS Energy Corporation	382,333

5,719	DTE Energy Company	535,699

8,026	MDU Resources Group Inc.	204,181

11,315	NiSource Inc.	272,805
	Total Multi-Utilities	1,805,573

	Oil, Gas & Consumable Fuels – 4.7%

2,679	Concho Resources Inc., (2)	367,961

2,144	EQT Corporation	155,697

9,244	Marathon Oil Corporation	146,148

8,183	Noble Energy, Inc.	292,460

6,576	ONEOK, Inc.	337,941

8,462	Range Resources Corporation	327,903
	Total Oil, Gas & Consumable Fuels	1,628,110

52	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals – 1.2%

913	Allergan PLC, (2)	$210,273

2,146	Perrigo Company	198,140
	Total Pharmaceuticals	408,413

	Professional Services – 1.2%

5,100	Verisk Analytics Inc., Class A Shares, (2)	414,528

	Road & Rail – 1.3%

2,570	Kansas City Southern Industries	239,832

7,845	Knight Transportation Inc.	225,073
	Total Road & Rail	464,905

	Semiconductors & Semiconductor Equipment – 3.7%

8,496	Integrated Device Technology, Inc., (2)	196,258

6,398	MA-COM Technology Solutions Holdings Incorporated, (2)	270,891

8,790	Mellanox Technologies, Limited, (2)	380,168

3,648	Qorvo Inc., (2)	203,340

3,894	Xilinx, Inc.	211,600
	Total Semiconductors & Semiconductor Equipment	1,262,257

	Software – 5.6%

5,625	Electronic Arts Inc., (2)	480,375

4,813	Fortinet Inc., (2)	177,744

3,102	Intuit, Inc.	341,251

5,398	Parametric Technology Corporation, (2)	239,185

4,959	Red Hat, Inc., (2)	400,836

1,659	Tyler Technologies Inc., (2)	284,071
	Total Software	1,923,462

	Specialty Retail – 6.4%

289	AutoZone, Inc., (2)	222,050

4,569	Burlington Stores Inc., (2)	370,180

3,416	L Brands Inc.	241,750

2,062	Lithia Motors Inc.	196,961

2,170	O’Reilly Automotive Inc., (2)	607,838

6,176	Ross Stores, Inc.	397,116

635	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	151,116
	Total Specialty Retail	2,187,011

	Trading Companies & Distributors – 1.0%

10,814	HD Supply Holdings Inc., (2)	345,832
	Total Long-Term Investments (cost $29,985,453)	33,729,024

NUVEEN	53

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.9%

	REPURCHASE AGREEMENTS – 1.9%

$648	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $647,908, collateralized by $625,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/17, value $664,063	0.030%	10/03/16	$647,906
	Total Short-Term Investments (cost $647,906)			647,906
	Total Investments (cost $30,633,359) – 100.1%			34,376,930
	Other Assets Less Liabilities – (0.1)%			(26,420)
	Net Assets – 100%			$34,350,510

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

54	NUVEEN

Nuveen Symphony Small Cap Core Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 2.1%

14,247	Aerojet Rocketdyne Holdings Inc., (2)	$250,462

1,975	Huntington Ingalls Industries Inc.	303,005
	Total Aerospace & Defense	553,467

	Airlines – 0.7%

4,119	Spirit Airline Holdings, (2)	175,181

	Auto Components – 0.8%

12,258	Gentex Corporation	215,250

	Banks – 8.4%

4,181	Bank of the Ozarks, Inc.	160,550

5,856	Banner Corporation	256,141

10,821	FCB Financial Holdings, Inc., Class A Shares, (2)	415,851

11,806	Hope Bancorp Inc.	205,070

8,493	Stonegate Bank	286,639

7,385	Trico Bancshares	197,696

7,586	Western Alliance Bancorporation, (2)	284,778

7,264	Wintrust Financial Corporation	403,660
	Total Banks	2,210,385

	Beverages – 0.8%

1,488	Coca-Cola Bottling Company Consolidated	220,462

	Building Products – 2.9%

6,751	Aaon, Inc.	194,564

8,481	Armstrong Flooring, Inc., (2)	160,121

10,599	Gibraltar Industries Inc.	393,753
	Total Building Products	748,438

	Capital Markets – 1.5%

12,900	Bats Global Markets, Inc.	388,677

	Chemicals – 2.6%

12,529	Axalta Coating Systems Limited, (2)	354,195

7,138	GCP Applied Technologies, Inc., (2)	202,148

16,226	Platform Specialty Products Corporation, (2)	131,593
	Total Chemicals	687,936

	Commercial Services & Supplies – 3.4%

17,510	Casella Waste Systems, Inc., (2)	180,353

1,666	UniFirst Corporation	219,679

NUVEEN	55

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

6,596	Waste Connections Inc.	$492,721
	Total Commercial Services & Supplies	892,753

	Communications Equipment – 0.5%

10,389	Radware, Limited, (2)	142,745

	Consumer Finance – 1.8%

20,471	Green Dot Corporation, Class A Shares, (2)	472,061

	Containers & Packaging – 1.3%

7,929	Berry Plastics Corporation, (2)	347,687

	Distributors – 1.5%

4,220	Pool Corporation	398,874

	Electrical Equipment – 0.8%

12,161	Babcock & Wilcox Enterprises, Inc., (2)	200,657

	Electronic Equipment, Instruments & Components – 1.0%

2,408	SYNNEX Corporation	274,777

	Energy Equipment & Services – 2.5%

13,021	Patterson-UTI Energy, Inc.	291,280

7,903	US Silica Holdings Inc.	367,964
	Total Energy Equipment & Services	659,244

	Equity Real Estate Investment Trust – 8.2%

9,081	CubeSmart	247,548

14,628	Four Corners Property Trust, Inc.	312,015

6,359	Hudson Pacific Properties Inc.	209,020

7,706	Kite Realty Group Trust	213,610

13,018	National Storage Affiliates Trust	272,597

3,386	PS Business Parks Inc.	384,548

7,309	STAG Industrial Inc.	179,144

4,270	Sun Communities Inc.	335,110
	Total Equity Real Estate Investment Trust	2,153,592

	Food & Staples Retailing – 0.7%

1,435	Casey’s General Stores, Inc.	172,415

	Food Products – 1.5%

4,533	B&G Foods Inc.	222,933

4,823	Snyders Lance Inc.	161,956
	Total Food Products	384,889

	Gas Utilities – 2.5%

5,272	Northwest Natural Gas Company	316,900

5,247	Spire, Inc.	334,444
	Total Gas Utilities	651,344

56	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 5.0%

724	Cooper Companies, Inc.	$129,784

791	DexCom, Inc., (2)	69,339

3,187	Insulet Corporation, (2)	130,476

13,005	Merit Medical Systems, Inc., (2)	315,891

3,958	NuVasive, Inc., (2)	263,840

10,412	Tandem Diabetes Care Inc., (2)	79,756

1,931	Teleflex Inc.	324,505
	Total Health Care Equipment & Supplies	1,313,591

	Health Care Providers & Services – 2.6%

2,311	Lifepoint Health Inc., (2)	136,881

3,748	Molina Healthcare Inc., (2)	218,583

7,410	Pharmerica Corporation, (2)	207,999

5,655	Surgery Partners Inc., (2)	114,457
	Total Health Care Providers & Services	677,920

	Hotels, Restaurants & Leisure – 2.2%

3,065	Marriott Vacations World	224,726

17,723	Penn National Gaming, Inc., (2)	240,501

9,881	Scientific Games Corporation, (2)	111,359
	Total Hotels, Restaurants & Leisure	576,586

	Household Products – 0.9%

2,221	WD 40 Company	249,707

	Insurance – 3.9%

6,038	Argo Group International Holdings Inc.	340,664

17,783	National General Holdings Corporation	395,494

16,966	United Insurance Holdings Corporation	288,083
	Total Insurance	1,024,241

	Internet Software & Services – 1.2%

3,973	GoDaddy, Inc., Class A Shares, (2)	137,188

18,632	Intralinks Holdings Inc., (2)	187,438
	Total Internet Software & Services	324,626

	IT Services – 8.3%

6,512	Black Knight Financial Services, Inc., Class A Shares, (2)	266,341

5,041	Blackhawk Network Holdings Inc., (2)	152,087

5,299	CSG Systems International Inc.	219,008

11,755	Evertec Inc.	197,249

27,180	Net 1 Ueps Technologies, Inc., (2)	232,661

4,714	Science Applications International Corporation	327,010

15,639	Square Inc., (2)	182,351

NUVEEN	57

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	IT Services (continued)

7,073	Travelport Worldwide Limited	$106,307

2,405	WEX, Inc., (2)	259,956

7,989	WNS Holdings Limited, (2)	239,271
	Total IT Services	2,182,241

	Leisure Products – 1.1%

7,014	Vista Outdoor Inc., (2)	279,578

	Machinery – 4.1%

4,416	Chart Industries, Inc., (2)	144,977

8,570	John Bean Technologies Corporation	604,614

11,345	Manitowoc Foodservice, Inc., (2)	184,016

6,828	Rexnord Corporation, (2)	146,187
	Total Machinery	1,079,794

	Media – 0.4%

4,220	Liberty LiLAC Group, Class A Shares, (2)	116,430

	Metals & Mining – 0.4%

5,895	United States Steel Corporation	111,180

	Multi-Utilities – 1.1%

7,290	Unitil Corp.	284,747

	Oil, Gas & Consumable Fuels – 3.1%

6,531	Carrizo Oil & Gas, Inc., (2)	265,289

4,418	Gulfport Energy Corporation, (2)	124,809

3,720	PDC Energy Inc., (2)	249,463

6,238	Rice Energy Inc., (2)	162,874
	Total Oil, Gas & Consumable Fuels	802,435

	Paper & Forest Products – 0.5%

6,474	Louisiana-Pacific Corporation, (2)	121,905

	Pharmaceuticals – 0.6%

6,509	Catalent, Inc., (2)	168,193

	Road & Rail – 0.8%

3,072	Genesee & Wyoming Inc., (2)	211,814

	Semiconductors & Semiconductor Equipment – 6.6%

27,574	Axcelis Technologies Inc., (2)	366,183

8,660	Inphi Corporation, (2)	376,797

10,224	Integrated Device Technology, Inc., (2)	236,174

5,688	MA-COM Technology Solutions Holdings Incorporated, (2)	240,830

6,241	Mellanox Technologies, Limited, (2)	269,923

5,968	Microsemi Corporation, (2)	250,537
	Total Semiconductors & Semiconductor Equipment	1,740,444

58	NUVEEN

Shares	Description (1)			Value

	Software – 1.7%

2,261	Manhattan Associates Inc., (2)			$130,279

7,063	Take-Two Interactive Software, Inc., (2)			318,400
	Total Software			448,679

	Specialty Retail – 3.6%

3,808	Burlington Stores Inc., (2)			308,524

2,256	Lithia Motors Inc.			215,493

3,762	Monro Muffler Brake, Inc.			230,122

12,902	Tailored Brands, Inc.			202,561
	Total Specialty Retail			956,700

	Textiles, Apparel & Luxury Goods – 1.4%

1,778	Carter’s Inc.			154,170

10,451	Perry Ellis International, Inc., (2)			201,495
	Total Textiles, Apparel & Luxury Goods			355,665

	Thrifts & Mortgage Finance – 2.0%

5,998	First Defiance Financial Corporation			267,752

19,217	Radian Group Inc.			260,390
	Total Thrifts & Mortgage Finance			528,142

	Tobacco – 0.6%

7,613	Vector Group Ltd.			163,920

	Trading Companies & Distributors – 1.9%

3,618	Watsco Inc.			509,635
	Total Long-Term Investments (cost $23,487,886)			26,179,007

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$120	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $120,031, collateralized by $105,000 U.S. Treasury Bonds, 3.000%, due 11/15/45, value $122,588	0.030%	10/03/16	$120,030
	Total Short-Term Investments (cost $120,030)			120,030
	Total Investments (cost $23,607,916) – 100.0%			26,299,037
	Other Assets Less Liabilities – 0.0%			8,889
	Net Assets – 100%			$26,307,926

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	59

Statement of

Assets and Liabilities	September 30, 2016

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $15,762,278, $114,288,003, $132,470,280, $29,985,453 and $23,487,886, respectively)	$16,484,278	$153,999,964	$148,878,610	$33,729,024	$26,179,007
Short-term investments, at value (cost approximates value)	239,068	692,550	292,391	647,906	120,030
Cash denominated in foreign currencies (cost $2,614, $—, $—, $— and $—, respectively)	2,605	—	—	—	—
Receivable for:
Dividends	52,757	39,928	183,694	29,998	14,494
Investments sold	—	499,916	6,298,382	—	384,184
Reclaims	20,845	—	—	—	—
Shares sold	—	67,413	311,950	4,227	—
Other assets	25,537	39,543	32,658	36,414	17,237
Total assets	16,825,090	155,339,314	155,997,685	34,447,569	26,714,952
Liabilities
Payable for:
Investments purchased	—	542,812	2,853,162	—	357,507
Shares redeemed	—	1,361,217	3,595,441	22,433	—
Accrued expenses:
Management fees	1,284	83,632	55,870	15,678	14,940
Trustees fees	99	928	905	199	141
12b-1 distribution and service fees	584	35,414	24,716	4,471	200
Custodian fees	26,003	18,276	16,065	13,045	10,163
Professional fees	17,785	18,914	17,331	14,466	14,057
Shareholder reporting expenses	1,421	21,234	17,373	10,890	7,523
Shareholder servicing agent fees	508	28,661	30,238	15,595	239
Other	57	2,133	6,360	282	2,256
Total liabilities	47,741	2,113,221	6,617,461	97,059	407,026
Net assets	$16,777,349	$153,226,093	$149,380,224	$34,350,510	$26,307,926
Class A Shares
Net assets	$1,696,663	$56,434,868	$44,168,405	$12,562,087	$273,120
Shares outstanding	95,700	1,641,982	1,591,523	339,686	12,441
Net asset value (“NAV”) per share	$17.73	$34.37	$27.75	$36.98	$21.95
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$18.81	$36.47	$29.44	$39.24	$23.29
Class C Shares
Net assets	$219,881	$26,180,584	$19,109,000	$2,294,668	$176,505
Shares outstanding	12,573	816,737	712,602	66,541	8,212
NAV and offering price per share	$17.49	$32.06	$26.82	$34.48	$21.49
Class R3 Shares
Net assets	$59,165	$4,626,147	$—	$12,682	$—
Shares outstanding	3,334	135,059	—	346	—
NAV and offering price per share	$17.75	$34.25	$—	$36.69	$—
Class R6 Shares
Net assets	$—	$—	$17,748,431	$—	$—
Shares outstanding	—	—	$637,670	—	—
NAV and offering price per share	$—	$—	$27.83	$—	$—
Class I Shares
Net assets	$14,801,640	$65,984,494	$68,354,388	$19,481,073	$25,858,301
Shares outstanding	834,422	1,893,092	2,456,981	516,295	1,170,152
NAV and offering price per share	$17.74	$34.86	$27.82	$37.73	$22.10
Net assets consist of:
Capital paid-in	$16,963,658	$105,615,747	$131,059,607	$30,662,374	$23,927,968
Undistributed (Over-distribution of) net investment income	221,991	464,477	1,133,674	—	(13,872)
Accumulated net realized gain (loss)	(1,129,977)	7,433,908	778,613	(55,435)	(297,291)
Net unrealized appreciation (depreciation)	721,677	39,711,961	16,408,330	3,743,571	2,691,121
Net assets	$16,777,349	$153,226,093	$149,380,224	$34,350,510	$26,307,926

See accompanying notes to financial statements.

60	NUVEEN

Statement of

Operations	Year Ended September 30, 2016

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income (net of foreign tax withheld of $50,972, $ —, $ —, $ — and $153, respectively)	$415,702	$2,419,955	$2,612,896	$464,172	$199,422
Expenses
Management fees	126,862	1,109,875	872,245	265,444	161,888
12b-1 service fees – Class A Shares	4,670	182,401	99,355	31,079	430
12b-1 distribution and service fees – Class C Shares	3,181	266,139	152,481	22,688	1,791
12b-1 distribution and service fees – Class R3 Shares	277	21,506	—	357	—
Shareholder servicing agent fees	3,299	171,018	130,836	87,644	1,234
Custodian fees	57,777	42,492	35,568	25,261	24,411
Trustees fees	436	4,345	3,457	905	553
Professional fees	22,755	36,796	35,363	27,804	20,836
Shareholder reporting expenses	4,811	41,266	44,435	21,214	4,039
Federal and state registration fees	49,501	57,939	62,406	51,964	42,291
Other	7,451	17,278	10,907	7,963	6,144
Total expenses before fee waiver/expense reimbursement	281,020	1,951,055	1,447,053	542,323	263,617
Fee waiver/expense reimbursement	(94,009)	—	(202,715)	(99,436)	(52,234)
Net expenses	187,011	1,951,055	1,244,338	442,887	211,383
Net investment income (loss)	228,691	468,900	1,368,558	21,285	(11,961)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,123,454)	8,309,053	856,238	1,080,774	(242,531)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,903,639	8,854,230	9,275,471	1,498,791	2,676,590
Net realized and unrealized gain (loss)	780,185	17,163,283	10,131,709	2,579,565	2,434,059
Net increase (decrease) in net assets from operations	$1,008,876	$17,632,183	$11,500,267	$2,600,850	$2,422,098

See accompanying notes to financial statements.

NUVEEN	61

Statement of

Changes in Net Assets

	Symphony International Equity		Symphony Large-Cap Growth
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$228,691	$228,962	$468,900	$568,763
Net realized gain (loss) from investments and foreign currency	(1,123,454)	371,640	8,309,053	8,057,102
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,903,639	(1,961,843)	8,854,230	(5,600,869)
Net increase (decrease) in net assets from operations	1,008,876	(1,361,241)	17,632,183	3,024,996
Distributions to Shareholders
From net investment income:
Class A Shares	(20,116)	(6,115)	(221,978)	(16,717)
Class C Shares	(980)	(183)	—	—
Class R3 Shares	(453)	(351)	(352)	—
Class R6 Shares	—	—	—	—
Class I Shares	(199,511)	(187,084)	(342,848)	(176,846)
From accumulated net realized gains:
Class A Shares	(24,456)	—	(3,199,952)	(4,436,205)
Class C Shares	(4,701)	—	(1,100,338)	(1,597,998)
Class R3 Shares	(729)	—	(157,697)	(188,503)
Class R6 Shares	—	—	—	—
Class I Shares	(191,198)	—	(2,444,024)	(3,669,309)
Decrease in net assets from distributions to shareholders	(442,144)	(193,733)	(7,467,189)	(10,085,578)
Fund Share Transactions
Proceeds from sale of shares	1,569,918	1,959,152	36,512,956	43,343,478
Proceeds from shares issued to shareholders due to reinvestment of distributions	436,116	192,592	7,312,667	9,765,815
	2,006,034	2,151,744	43,825,623	53,109,293
Cost of shares redeemed	(2,402,921)	(2,725,205)	(73,103,126)	(41,759,936)
Net increase (decrease) in net assets from Fund share transactions	(396,887)	(573,461)	(29,277,503)	11,349,357
Net increase (decrease) in net assets	169,845	(2,128,435)	(19,112,509)	4,288,775
Net assets at the beginning of period	16,607,504	18,735,939	172,338,602	168,049,827
Net assets at the end of period	$16,777,349	$16,607,504	$153,226,093	$172,338,602
Undistributed (Over-distribution of) net investment income at the end of period	$221,991	$220,191	$464,477	$563,247

See accompanying notes to financial statements.

62	NUVEEN

	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$1,368,558	$627,272	$21,285	$(28,328)
Net realized gain (loss) from investments and foreign currency	856,238	3,265,292	1,080,774	4,894,057
Change in net unrealized appreciation (depreciation) of investments and foreign currency	9,275,471	(4,328,495)	1,498,791	(3,732,049)
Net increase (decrease) in net assets from operations	11,500,267	(435,931)	2,600,850	1,133,680
Distributions to Shareholders
From net investment income:
Class A Shares	(216,870)	(95,037)	—	—
Class C Shares	—	(11,894)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(493,699)	(670,502)	—	(6,729)
From accumulated net realized gains:
Class A Shares	(1,049,468)	(1,040,972)	—	(7,888)
Class C Shares	(363,127)	(367,727)	—	(1,516)
Class R3 Shares	—	—	—	(61)
Class R6 Shares	—	—	—	—
Class I Shares	(1,687,629)	(6,508,852)	—	(16,917)
Decrease in net assets from distributions to shareholders	(3,810,793)	(8,694,984)	—	(33,111)
Fund Share Transactions
Proceeds from sale of shares	129,753,983	52,705,742	2,143,812	2,466,616
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,262,197	5,205,763	—	15,811
	133,016,180	57,911,505	2,143,812	2,482,427
Cost of shares redeemed	(78,860,956)	(14,113,315)	(8,410,497)	(19,167,073)
Net increase (decrease) in net assets from Fund share transactions	54,155,224	43,798,190	(6,266,685)	(16,684,646)
Net increase (decrease) in net assets	61,844,698	34,667,275	(3,665,835)	(15,584,077)
Net assets at the beginning of period	87,535,526	52,868,251	38,016,345	53,600,422
Net assets at the end of period	$149,380,224	$87,535,526	$34,350,510	$38,016,345
Undistributed (Over-distribution of) net investment income at the end of period	$1,133,674	$483,329	$—	$(23,957)

See accompanying notes to financial statements.

NUVEEN	63

Statement of Changes in Net Assets (continued)

	Symphony Small Cap Core
	Year Ended 9/30/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$(11,961)	$(2,927)
Net realized gain (loss) from investments and foreign currency	(242,531)	(44,464)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,676,590	3,795
Net increase (decrease) in net assets from operations	2,422,098	(43,596)
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	(249)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	—	(249)
Fund Share Transactions
Proceeds from sale of shares	22,722,141	443,652
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	28
	22,722,141	443,680
Cost of shares redeemed	(344,935)	(33,451)
Net increase (decrease) in net assets from Fund share transactions	22,377,206	410,229
Net increase (decrease) in net assets	24,799,304	366,384
Net assets at the beginning of period	1,508,622	1,142,238
Net assets at the end of period	$26,307,926	$1,508,622
Undistributed (Over-distribution of) net investment income at the end of period	$(13,872)	$(3,346)

See accompanying notes to financial statements.

64	NUVEEN

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NUVEEN	65

Financial

Highlights

Symphony International Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/08)
2016	$17.11	$0.21	$0.83	$1.04	$(0.19)	$(0.23)	$(0.42)	$17.73
2015	18.71	0.20	(1.65)	(1.45)	(0.15)	—	(0.15)	17.11
2014	17.95	0.36	0.58	0.94	(0.18)	—	(0.18)	18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
2012	12.97	0.23	1.98	2.21	(0.21)	—	(0.21)	14.97
Class C (5/08)
2016	16.88	0.05	0.84	0.89	(0.05)	(0.23)	(0.28)	17.49
2015	18.45	0.08	(1.64)	(1.56)	(0.01)	—	(0.01)	16.88
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
2012	12.84	0.10	1.98	2.08	(0.09)	—	(0.09)	14.83
Class R3 (10/10)
2016	17.13	0.15	0.84	0.99	(0.14)	(0.23)	(0.37)	17.75
2015	18.73	0.15	(1.64)	(1.49)	(0.11)	—	(0.11)	17.13
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
2012	12.98	0.21	1.97	2.18	(0.17)	—	(0.17)	14.99
Class I (5/08)
2016	17.12	0.24	0.84	1.08	(0.23)	(0.23)	(0.46)	17.74
2015	18.73	0.24	(1.65)	(1.41)	(0.20)	—	(0.20)	17.12
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96
2012	12.98	0.30	1.94	2.24	(0.24)	—	(0.24)	14.98

66	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.07%	$1,697	1.86%	0.65%	1.31%	1.20%	82%
(7.76)	1,573	1.85	0.59	1.34	1.10	186
5.25	707	2.21	1.04	1.35	1.90	42
20.33	108	3.18	(0.37)	1.35	1.46	18
17.07	110	9.39	(6.43)	1.35	1.60	22

5.25	220	2.62	(0.28)	2.06	0.27	82
(8.44)	332	2.58	(0.03)	2.09	0.45	186
4.48	238	3.11	0.04	2.10	1.06	42
19.42	216	3.90	(1.08)	2.10	0.73	18
16.18	137	9.68	(6.85)	2.10	0.73	22

5.78	59	2.12	0.32	1.56	0.88	82
(7.99)	55	2.06	0.33	1.60	0.80	186
5.01	60	2.61	0.44	1.60	1.45	42
20.02	57	3.44	(0.60)	1.60	1.24	18
16.81	52	8.17	(5.10)	1.60	1.47	22

6.34	14,802	1.61	0.84	1.06	1.40	82
(7.57)	14,647	1.55	0.82	1.09	1.27	186
5.55	17,731	2.00	0.85	1.10	1.75	42
20.61	6,806	2.80	0.16	1.10	1.86	18
17.38	793	6.35	(3.17)	1.10	2.07	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (continued)

Symphony Large-Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016	$32.19	$0.11	$3.46	$3.57	$(0.09)	$(1.30)	$(1.39)	$34.37
2015	33.53	0.12	0.49	0.61	(0.01)	(1.94)	(1.95)	32.19
2014	28.16	0.07	5.55	5.62	(0.10)	(0.15)	(0.25)	33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
2012	21.34	0.12	6.23	6.35	—	(2.50)	(2.50)	25.19
Class C (12/06)
2016	30.25	(0.14)	3.25	3.11	—	(1.30)	(1.30)	32.06
2015	31.84	(0.13)	0.48	0.35	—	(1.94)	(1.94)	30.25
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
2012	20.61	(0.05)	5.97	5.92	—	(2.50)	(2.50)	24.03
Class R3 (9/09)
2016	32.09	0.02	3.44	3.46	— *	(1.30)	(1.30)	34.25
2015	33.50	0.03	0.50	0.53	—	(1.94)	(1.94)	32.09
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
2012	21.38	0.09	6.20	6.29	—	(2.50)	(2.50)	25.17
Class I (12/06)
2016	32.63	0.18	3.52	3.70	(0.17)	(1.30)	(1.47)	34.86
2015	33.95	0.21	0.50	0.71	(0.09)	(1.94)	(2.03)	32.63
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51
2012	21.53	0.21	6.26	6.47	—	(2.50)	(2.50)	25.50

68	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.25%	$56,435	1.13%	0.32%	1.13%	0.32%	56%
1.88	81,230	1.13	0.35	1.13	0.35	65
20.04	74,479	1.16	0.23	1.16	0.23	71
12.83	70,314	1.21	0.81	1.21	0.81	128
32.70	36,680	1.79	(0.06)	1.22	0.51	106

10.42	26,181	1.88	(0.45)	1.88	(0.45)	56
1.13	25,881	1.88	(0.40)	1.88	(0.40)	65
19.13	26,012	1.91	(0.52)	1.91	(0.52)	71
12.01	22,624	1.96	0.05	1.96	0.05	128
31.68	11,841	2.57	(0.82)	1.97	(0.22)	106

10.94	4,626	1.38	0.05	1.38	0.05	56
1.64	3,845	1.38	0.10	1.38	0.10	65
19.76	3,225	1.41	(0.02)	1.41	(0.02)	71
12.56	2,738	1.46	0.65	1.46	0.65	128
32.32	2,372	1.99	(0.14)	1.47	0.38	106

11.53	65,984	0.88	0.55	0.88	0.55	56
2.16	61,383	0.88	0.60	0.88	0.60	65
20.31	64,333	0.91	0.48	0.91	0.48	71
13.13	43,910	0.96	1.06	0.96	1.06	128
33.00	14,004	1.61	0.25	0.97	0.89	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	69

Financial Highlights (continued)

Symphony Low Volatility Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/07)
2016	$26.25	$0.27	$2.25	$2.52	$(0.16)	$(0.86)	$(1.02)	$27.75
2015	30.25	0.22	0.59	0.81	(0.34)	(4.47)	(4.81)	26.25
2014	25.41	0.31	4.71	5.02	(0.03)	(0.15)	(0.18)	30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
2012	17.94	0.29	4.38	4.67	(0.18)	—	(0.18)	22.43
Class C (9/07)
2016	25.43	0.07	2.18	2.25	—	(0.86)	(0.86)	26.82
2015	29.44	0.02	0.56	0.58	(0.12)	(4.47)	(4.59)	25.43
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
2012	17.58	0.13	4.30	4.43	(0.03)	—	(0.03)	21.98
Class R6 (6/16)
2016(e)	27.69	0.10	0.04	0.14	—	—	—	27.83
Class I (9/07)
2016	26.32	0.34	2.25	2.59	(0.23)	(0.86)	(1.09)	27.82
2015	30.32	0.30	0.59	0.89	(0.42)	(4.47)	(4.89)	26.32
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46
2012	17.97	0.36	4.38	4.74	(0.23)	—	(0.23)	22.48

70	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.74%	$44,168	1.19%		0.83%	1.03%		0.99%		68%
2.77	25,421	1.21		0.63	1.05		0.79		53
19.86	5,927	1.26		0.89	1.06		1.10		125
16.88	4,370	2.72		(0.18)	1.22		1.32		84
26.17	877	4.02		(1.38)	1.23		1.42		85

8.94	19,109	1.94		0.09	1.78		0.25		68
1.99	8,060	1.96		(0.09)	1.80		0.07		53
19.01	2,063	2.00		0.17	1.81		0.36		125
15.95	1,090	3.49		(1.06)	1.97		0.46		84
25.24	170	5.56		(2.94)	1.98		0.64		85

0.51	17,748	0.82	*	1.18 *	0.64	*	1.35	*	68

9.99	68,354	0.93		1.11	0.78		1.26		68
3.03	54,054	0.96		0.90	0.80		1.06		53
20.17	44,878	0.95		1.31	0.80		1.46		125
17.14	2,218	2.51		0.06	0.97		1.60		84
26.56	1,852	3.29		(0.60)	0.98		1.71		85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	71

Financial Highlights (continued)

Symphony Mid-Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/06)
2016	$34.35	$(0.01)	$2.64	$2.63	$—	$—	$—	$36.98
2015	34.22	(0.06)	0.21	0.15	—	(0.02)	(0.02)	34.35
2014	30.11	(0.06)	4.54	4.48	—	(0.37)	(0.37)	34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
2012	19.95	0.09	5.02	5.11	—	—	—	25.06
Class C (5/06)
2016	32.27	(0.26)	2.47	2.21	—	—	—	34.48
2015	32.40	(0.32)	0.21	(0.11)	—	(0.02)	(0.02)	32.27
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	— *	—	—	28.74
2012	19.18	(0.12)	4.86	4.74	—	—	—	23.92
Class R3 (5/09)
2016	34.13	(0.09)	2.65	2.56	—	—	—	36.69
2015	34.10	(0.15)	0.20	0.05	—	(0.02)	(0.02)	34.13
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
2012	19.98	0.02	5.04	5.06	—	—	—	25.04
Class I (5/06)
2016	34.96	0.08	2.69	2.77	—	—	—	37.73
2015	34.75	0.03	0.21	0.24	(0.01)	(0.02)	(0.03)	34.96
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50
2012	20.15	0.23	5.01	5.24	—	—	—	25.39

72	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.66%	$12,562	1.62%	(0.32)%	1.34%	(0.03)%	70%
0.43	12,724	1.50	(0.28)	1.39	(0.17)	128
15.01	14,225	1.60	(0.38)	1.39	(0.17)	141
21.02	2,426	2.97	(1.09)	1.37	0.52	163
25.66	2,026	4.06	(2.33)	1.37	0.36	138

6.85	2,295	2.37	(1.07)	2.09	(0.79)	70
(0.34)	2,318	2.25	(1.03)	2.14	(0.92)	128
14.15	2,643	2.35	(1.14)	2.14	(0.92)	141
20.12	750	3.73	(1.87)	2.12	(0.25)	163
24.77	548	4.92	(3.34)	2.12	(0.54)	138

7.47	13	1.88	(0.50)	1.63	(0.25)	70
0.17	108	1.75	(0.53)	1.64	(0.42)	128
14.72	109	1.86	(0.69)	1.64	(0.47)	141
20.70	448	3.24	(1.40)	1.62	0.22	163
25.38	272	4.33	(2.60)	1.62	0.10	138

7.92	19,481	1.37	(0.07)	1.09	0.21	70
0.68	22,867	1.24	(0.03)	1.14	0.07	128
15.30	36,623	1.35	(0.11)	1.14	0.10	141
21.35	1,654	2.72	(0.86)	1.12	0.75	163
26.00	1,334	3.37	(1.28)	1.12	0.97	138

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	73

Financial Highlights (continued)

Symphony Small Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2016	$19.72	$(0.04)	$2.27	$2.23	$—		$—	$—	$21.95
2015	20.03	(0.07)	(0.24)	(0.31)	—		—	—	19.72
2014(d)	20.00	(0.03)	0.06	0.03	—		—	—	20.03
Class C (12/13)
2016	19.46	(0.18)	2.21	2.03	—		—	—	21.49
2015	19.91	(0.24)	(0.21)	(0.45)	—		—	—	19.46
2014(d)	20.00	(0.15)	0.06	(0.09)	—		—	—	19.91
Class I (12/13)
2016	19.80	(0.01)	2.31	2.30	—		—	—	22.10
2015	20.07	(0.02)	(0.25)	(0.27)	—	*	—	—	19.80
2014(d)	20.00	0.01	0.06	0.07	—		—	—	20.07

74	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

11.36%	$273	2.28%		(1.12)%	1.34%		(0.18)%	54%
(1.60)	117	6.53		(5.50)	1.36		(0.33)	86
0.15	50	4.83	**	(3.65)**	1.37	**	(0.19)**	51

10.49	177	3.46		(2.25)	2.10		(0.90)	54
(2.31)	184	7.59		(6.59)	2.11		(1.12)	86
(0.45)	50	5.58	**	(4.40)**	2.12	**	(0.94)**	51

11.67	25,858	1.35		(0.31)	1.09		(0.05)	54
(1.37)	1,208	6.21		(5.17)	1.11		(0.07)	86
0.35	1,042	4.58	**	(3.39)**	1.12	**	0.07 **	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	75

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is September 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony International Equity, Symphony Large-Cap Growth, Symphony Mid-Cap Core and Symphony Small Cap Core is to seek long-term capital appreciation. Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

76	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	77

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony International Equity	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$1,823,337	$14,660,941	**	$—	$16,484,278
Short-Term Investments:
Repurchase Agreements	—	239,068		—	239,068
Total	$1,823,337	$14,900,009		$—	$16,723,346

Symphony Large-Cap Growth
Long-Term Investments*:
Common Stocks	$153,999,964	$—		$—	$153,999,964
Short-Term Investments:
Repurchase Agreements	—	692,550		—	692,550
Total	$153,999,964	$692,550		$—	$154,692,514

78	NUVEEN

Symphony Low Volatility Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$148,878,610	$—	$—	$148,878,610
Short-Term Investments:
Repurchase Agreements	—	292,391	—	292,391
Total	$148,878,610	$292,391	$—	$149,171,001

Symphony Mid-Cap Core
Long-Term Investments*:
Common Stocks	$33,729,024	$—	$—	$33,729,024
Short-Term Investments:
Repurchase Agreements	—	647,906	—	647,906
Total	$33,729,024	$647,906	$—	$34,376,930

Symphony Small Cap Core
Long-Term Investments*:
Common Stocks	$26,179,007	$—	$—	$26,179,007
Short-Term Investments:
Repurchase Agreements	—	120,030	—	120,030
Total	$26,179,007	$120,030	$—	$26,299,037
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	79

Notes to Financial Statements (continued)

As of the end of the reporting period, Symphony International Equity’s investments in non-U.S. securities were as follows:

Symphony International Equity	Value	% of Net Assets
Country:
Japan	$5,098,921	30.4%
Germany	1,720,285	10.3
United Kingdom	1,494,529	8.9
France	1,458,523	8.7
Switzerland	907,595	5.4
Australia	783,134	4.7
Belgium	550,936	3.3
Canada	447,499	2.7
Hong Kong	391,460	2.3
Sweden	368,676	2.2
Other	2,816,204	16.7
Total non-U.S. securities	$16,037,762	95.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period,

and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony International Equity	Fixed Income Clearing Corporation	$239,068	$(239,068)	$—
Symphony Large-Cap Growth Fund	Fixed Income Clearing Corporation	692,550	(692,550)	—
Symphony Low Volatility Equity Fund	Fixed Income Clearing Corporation	292,391	(292,391)	—
Symphony Mid-Cap Core Fund	Fixed Income Clearing Corporation	647,906	(647,906)	—
Symphony Small Cap Core	Fixed Income Clearing Corporation	120,030	(120,030)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

80	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/16		Year Ended 9/30/15
Symphony International Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	69,498	$1,205,564	63,105	$1,204,614
Class C	1,361	24,364	18,711	366,008
Class R3	277	4,669	46	851
Class I	19,783	335,321	20,818	387,679
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,486	44,099	334	6,006
Class C	186	3,252	3	50
Class R3	3	53	1	20
Class I	21,898	388,712	10,391	186,516
	115,492	2,006,034	113,409	2,151,744
Shares redeemed:
Class A	(68,226)	(1,165,377)	(9,291)	(173,871)
Class C	(8,636)	(147,063)	(11,941)	(224,188)
Class R3	(175)	(3,098)	(38)	(753)
Class I	(62,783)	(1,087,383)	(122,320)	(2,326,393)
	(139,820)	(2,402,921)	(143,590)	(2,725,205)
Net increase (decrease)	(24,328)	$(396,887)	(30,181)	$(573,461)

	Year Ended 9/30/16		Year Ended 9/30/15
Symphony Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	321,203	$10,605,862	702,703	$23,702,188
Class C	76,037	2,342,912	109,515	3,457,480
Class R3	31,346	1,026,481	32,796	1,110,094
Class I	672,308	22,537,701	441,355	15,073,716
Shares issued to shareholders due to reinvestment of distributions:
Class A	103,016	3,418,261	139,457	4,445,119
Class C	35,450	1,100,000	53,054	1,597,998
Class R3	4,785	158,049	5,924	188,503
Class I	78,272	2,636,357	109,179	3,534,195
	1,322,417	43,825,623	1,593,983	53,109,293
Shares redeemed:
Class A	(1,305,466)	(43,034,818)	(540,392)	(18,206,657)
Class C	(150,354)	(4,626,043)	(123,946)	(3,964,092)
Class R3	(20,893)	(688,402)	(15,187)	(511,837)
Class I	(738,663)	(24,753,863)	(564,077)	(19,077,350)
	(2,215,376)	(73,103,126)	(1,243,602)	(41,759,936)
Net increase (decrease)	(892,959)	$(29,277,503)	350,381	$11,349,357

NUVEEN	81

Notes to Financial Statements (continued)

	Year Ended 9/30/16		Year Ended 9/30/15
Symphony Low Volatility Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,043,504	$28,055,371	843,184	$23,418,982
Class C	518,714	13,456,260	265,524	7,184,059
Class R6[1] – exchanges	670,358	18,562,218	—	—
Class I	2,588,269	69,680,134	790,912	22,102,701
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,902	1,182,168	30,628	810,724
Class C	12,999	337,854	12,072	308,534
Class R6[1]	—	—	—	—
Class I	64,519	1,742,175	153,844	4,086,505
	4,942,265	133,016,180	2,096,164	57,911,505
Shares redeemed:
Class A	(464,282)	(12,621,383)	(101,318)	(2,779,012)
Class C	(136,044)	(3,552,211)	(30,751)	(830,351)
Class R6[1]	(32,688)	(920,000)	—	—
Class I	(1,579,490)	(43,205,144)	(370,788)	(10,503,952)
Class I – exchanges	(670,358)	(18,562,218)	—	—
	(2,882,862)	(78,860,956)	(502,857)	(14,113,315)
Net increase (decrease)	2,059,403	$54,155,224	1,593,307	$43,798,190
[1]	Class R6 Shares were established on June 30, 2016.

	Year Ended 9/30/16		Year Ended 9/30/15
Symphony Mid-Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	30,800	$1,110,746	30,304	$1,090,268
Class C	4,654	156,675	3,774	129,074
Class R3	241	8,406	651	23,500
Class I	24,157	867,985	33,674	1,223,774
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	212	7,691
Class C	—	—	43	1,461
Class R3	—	—	2	60
Class I	—	—	179	6,599
	59,852	2,143,812	68,839	2,482,427
Shares redeemed:
Class A	(61,575)	(2,160,416)	(75,725)	(2,725,452)
Class C	(9,930)	(332,022)	(13,583)	(471,317)
Class R3	(3,067)	(109,929)	(687)	(24,848)
Class I	(162,036)	(5,808,130)	(433,634)	(15,945,456)
	(236,608)	(8,410,497)	(523,629)	(19,167,073)
Net increase (decrease)	(176,756)	$(6,266,685)	(454,790)	$(16,684,646)

82	NUVEEN

	Year Ended 9/30/16		Year Ended 9/30/15
Symphony Small Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,091	$166,762	3,431	$66,374
Class C	—	—	6,963	143,484
Class I	1,123,735	22,555,379	10,632	233,794
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	2	28
	1,131,826	22,722,141	21,028	443,680
Shares redeemed:
Class A	(1,581)	(34,062)	—	—
Class C	(1,251)	(24,800)	—	—
Class I	(14,558)	(286,073)	(1,597)	(33,451)
	(17,390)	(344,935)	(1,597)	(33,451)
Net increase (decrease)	1,114,436	$22,377,206	19,431	$410,229

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$13,763,168	$94,671,195	$137,737,545	$24,746,944	$32,613,837
Sales	14,506,535	130,213,927	84,671,821	30,565,219	10,367,545

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification.

Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Cost of investments	$16,003,975	$115,630,196	$133,018,070	$30,688,794	$23,613,623
Gross unrealized:
Appreciation	$1,396,666	$41,272,597	$17,639,941	$4,803,833	$3,261,305
Depreciation	(677,295)	(2,210,279)	(1,487,010)	(1,115,697)	(575,891)
Net unrealized appreciation (depreciation) of investments	$719,371	$39,062,318	$16,152,931	$3,688,136	$2,685,414

NUVEEN	83

Notes to Financial Statements (continued)

Permanent differences, primarily due to net operating losses, foreign currency transactions, distribution reallocations, investments in partnerships, nondeductible reorganization expenses and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of net assets as of September 30, 2016, the Funds’ tax year end, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$—	$(248)	$3,520	$(5,796,644)	$(2,200)
Undistributed (Over-distribution of) net investment income	(5,831)	(2,492)	(7,644)	2,672	1,435
Accumulated net realized gain (loss)	5,831	2,740	4,124	5,793,972	765

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Funds’ tax year end, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$221,991	$464,477	$1,133,674	$—	$—
Undistributed net long-term capital gains	—	8,083,551	1,034,012	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2016 and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$221,815	$563,645	$701,439	$—	$—
Distributions from net long-term capital gains[2]	220,329	6,903,544	3,109,354	—	—

2015	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$193,733	$3,663,508	$5,585,434	$6,716	$249
Distributions from net long-term capital gains	—	6,422,070	3,109,550	26,395	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

As of September 30, 2016, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony International Equity	Symphony Small Cap Core
Capital losses to be carried forward – not subject to expiration	$1,127,348	$291,584

As of September 30, 2016, the Funds’ tax year end, $5,793,972 of Symphony Mid-Cap Core’s capital loss carryforward expired.

During the Funds’ tax year ended September 30, 2016, Symphony Mid-Cap Core utilized $974,180 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Symphony Small Cap Core
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	13,872
[3]	Capital losses incurred from November 1, 2015 through September 30, 2016, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2016 through September 30, 2016 and/or specified losses incurred from November 1, 2015 through September 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

84	NUVEEN

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	Symphony International Equity
Average Daily Net Assets	(For the period October 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	Symphony Large-Cap Growth	Symphony Low Volatility Equity
For the first $125 million	0.6000%	0.5500%	0.5000%	0.5000%
For the next $125 million	0.5875	0.5375	0.4875	0.4875
For the next $250 million	0.5750	0.5250	0.4750	0.4750
For the next $500 million	0.5625	0.5125	0.4625	0.4625
For the next $1 billion	0.5500	0.5000	0.4500	0.4500
For net assets over $2 billion	0.5250	0.4750	0.4250	0.4250

		Symphony Small Cap Core
Average Daily Net Assets	Symphony Mid-Cap Core	(For the period October 1, 2015 through June 29, 2016)	(Effective June 30, 2016)
For the first $125 million	0.5500%	0.7000%	0.6500%
For the next $125 million	0.5375	0.6875	0.6375
For the next $250 million	0.5250	0.6750	0.6250
For the next $500 million	0.5125	0.6625	0.6125
For the next $1 billion	0.5000	0.6500	0.6000
For net assets over $2 billion	0.4750	0.6250	0.5750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Symphony International Equity	0.1607%
Symphony Large-Cap Growth	0.1607
Symphony Low Volatility Equity	0.1764
Symphony Mid-Cap Core	0.1951
Symphony Small Cap Core	0.1607

NUVEEN	85

Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	0.99	%*	January 31, 2018	1.38%
Symphony Large-Cap Growth	0.93	**	January 31, 2018	1.35
Symphony Low Volatility Equity	0.78	***	January 31, 2018	1.45
Symphony Mid-Cap Core	0.93	****	January 31, 2018	1.40
Symphony Small Cap Core	1.09	****	January 31, 2018	N/A
*	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 1.13%.
**	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 1.00%.
***	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 0.80%.
****	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 1.15%.
N/A	– Not applicable.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected (Unaudited)	$2,439	$79,014	$172,828	$5,852	$5,188
Paid to financial intermediaries (Unaudited)	2,158	71,200	152,985	5,108	4,600

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances (Unaudited)	$10,875	$30,100	$124,986	$636	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained (Unaudited)	$852	$20,097	$100,404	$1,283	$973

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained (Unaudited)	$—	$419	$4,976	$367	$—

86	NUVEEN

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	Symphony International Equity	Symphony Small Cap Core
Class A Shares	$—	$2,500
Class C Shares	—	2,500
Class R3 Shares	3,058	—
Class I Shares	—	45,000

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2015, Symphony Mid-Cap Core utilized $148,681 of the Unsecured Credit Line at an annualized interest rate of 1.68% on its outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

NUVEEN	87

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management, LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen Symphony International Equity Fund paid qualifying foreign taxes of $47,793 and earned $376,415 of foreign source income during the fiscal year ended September 30, 2016. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Symphony International Equity Fund designates $0.05 per share as foreign taxes paid and $0.40 per share as income earned from foreign sources for the fiscal year ended September 30, 2016. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity
% QDI	100%	100%	100%
% DRD	0%	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

88	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	89

Glossary of Terms Used in this Report (Unaudited) (continued)

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

90	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	91

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Fund”), Nuveen Symphony Low Volatility Equity Fund (the “Low Volatility Fund”) and Nuveen Symphony Mid-Cap Core Fund (the “Mid-Cap Fund”), each of which reduced its temporary expense cap, and Nuveen Symphony International Equity Fund (the “International Fund”) and Nuveen Symphony Small Cap Core Fund (the “Small Cap Fund”), each of which reduced both its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for the Small Cap Fund, which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

92	NUVEEN

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the International Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and, although the Fund narrowly underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one-year period and narrowly outperformed its benchmark in the five-year period. The Board determined that the Fund’s performance had been generally favorable.

For the Large-Cap Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the three-year period, the Fund ranked in the second quartile in the one-year period and third quartile in the five-year period. Further, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund narrowly underperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

For the Low Volatility Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

For the Mid-Cap Fund, the Board noted that, although the Fund underperformed its benchmark in the three- and five-year periods and narrowly underperformed its benchmark in the one-year period, the Fund ranked in its Performance Peer Group in the third quartile in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Small Cap Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile and outperformed its benchmark in the one-year period. The Board recognized that the Fund’s performance history, however, was limited, making a meaningful assessment of performance difficult. The Board determined that the Fund’s performance had been satisfactory during the limited time period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

reduce the temporary expense cap for the Large-Cap Fund, the Low Volatility Fund and the Mid-Cap Fund, and reduce both the management fee and temporary expense cap for the International Fund and the Small Cap Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the International Fund, the Large-Cap Fund and the Small Cap Fund had net management fees and net expense ratios below their peer averages, the Mid-Cap Fund had a net management fee and net expense ratio in line with its respective peer average, and the Low Volatility Fund had a net management fee higher than the peer average but a net expense ratio below the peer average. The Board noted that the Adviser agreed to reduce the temporary expense cap for the Large-Cap Fund, the Low Volatility Fund and the Mid-Cap Fund, and reduce the contractual management fee and temporary expense cap for the International Fund and the Small Cap Fund. The Board also noted that, for the Small Cap Fund, there was not a management fee after fee waivers and expense reimbursements for the last fiscal year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. The Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also

94	NUVEEN

noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its temporary expense cap and/or permanent expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and

NUVEEN	95

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

96	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	178
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	178
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	178
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	178

NUVEEN	97

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	178
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	178
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	178
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	178
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	178

98	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	178

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	178
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	178

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	179
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	179

NUVEEN	99

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	179
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	179
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	179
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	179
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	179
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	179
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	179
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

100	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	179

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	101

Notes

102	NUVEEN

Notes

NUVEEN	103

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-SYMPH-0916D        20910-INV-Y-11/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	13,452	0	2,720	0
Nuveen Symphony Low Volatility Equity Fund	13,797	139	2,720	0
Nuveen Symphony Small Cap Core Fund	13,402	0	2,725	0
Nuveen Symphony International Equity Fund	17,311	0	2,725	0
Nuveen Symphony Large-Cap Growth Fund	14,039	0	2,720	0

Total	$72,001	$139	$13,610	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	13,034	4,950	2,645	0
Nuveen Symphony Low Volatility Equity Fund	13,111	3,600	4,147	0
Nuveen Symphony Small Cap Core Fund	12,856	0	2,645	0
Nuveen Symphony International Equity Fund	16,749	0	2,646	0
Nuveen Symphony Large-Cap Growth Fund	13,574	0	2,655	0

Total	$69,324	$8,550	$14,738	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,720	0	0	2,720
Nuveen Symphony Low Volatility Equity Fund	2,720	0	0	2,720
Nuveen Symphony Small Cap Core Fund	2,725	0	0	2,725
Nuveen Symphony International Equity Fund	2,725	0	0	2,725
Nuveen Symphony Large-Cap Growth Fund	2,720	0	0	2,720

Total	$13,610	$0	$0	$13,610

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,645	0	0	2,645
Nuveen Symphony Low Volatility Equity Fund	4,147	0	0	4,147
Nuveen Symphony Small Cap Core Fund	2,645	0	0	2,645
Nuveen Symphony International Equity Fund	2,646	0	0	2,646
Nuveen Symphony Large-Cap Growth Fund	2,655	0	0	2,655

Total	$14,738	$0	$0	$14,738

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 8, 2016